Securities Act File No. 033-69724

Investment Company Act File No. 811-08056

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 62

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 63

 PRAXIS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

 1110 N. Main Street

Goshen, Indiana 46528

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 977-2947

Anthony H. Zacharski, Esq.

Dechert LLP

Three Bryant Park

1059 Avenue of the Americas

New York, NY 10036-6797

(Name and Address of Agent for Service)

 COPIES TO:

Jennifer L. Gorham

Foreside Financial Group, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 29, 2024 Prospectus

Praxis Mutual Funds

Investing together, impacting the world

Class A and I Shares

Praxis Funds	Class A	Class I	Praxis Genesis Portfolios	Class A
Praxis Impact Bond Fund	(MIIAX)	(MIIIX)	Praxis Genesis Conservative Portfolio	(MCONX)
Praxis International Index Fund	(MPLAX)	(MPLIX)	Praxis Genesis Balanced Portfolio	(MBAPX)
Praxis Value Index Fund	(MVIAX)	(MVIIX)	Praxis Genesis Growth Portfolio	(MGAFX)
Praxis Growth Index Fund	(MGNDX)	(MMDEX)
Praxis Small Cap Index Fund	(MMSCX)	(MMSIX)

2240391

Table of Contents

Summary Information
Review this important section carefully for summaries of each Fund’s investments, risks, past performance and fees.
1	Praxis Impact Bond Fund
5	Praxis International Index Fund
9	Praxis Value Index Fund
13	Praxis Growth Index Fund
17	Praxis Small Cap Index Fund
21	Praxis Genesis Conservative Portfolio
25	Praxis Genesis Balanced Portfolio
29	Praxis Genesis Growth Portfolio
33	Investing in the Funds
Investment Objectives, Principal Investment Strategies, and Related Risks
Review this section carefully for additional details about each Fund’s investment objectives, strategies and risks.
34	Criteria For Socially Responsible Investing
37	Praxis Impact Bond Fund
38	Praxis International Index Fund
39	Praxis Value Index Fund
40	Praxis Growth Index Fund
41	Praxis Small Cap Index Fund
42	Praxis Genesis Conservative Portfolio
43	Praxis Genesis Balanced Portfolio
44	Praxis Genesis Growth Portfolio
45	Investment Risks
47	Disclosure of Portfolio Holdings
Shareholder Information

Review this section carefully for details on how shares are valued, how to purchase, sell and exchange shares and related charges, market timing and excessive trading policies and procedures, and payments of dividends and distributions.

48	Pricing of Fund Shares
48	Purchasing and Adding to Your Shares
51	Selling Your Shares
53	General Polices on Selling Your Shares
55	Market Timing and Excessive Trading
56	Distribution Arrangements/Sales Charges
59	Exchanging Your Shares
59	Directed Dividends
60	Automatic Voluntary Charitable Contributions to the Everence Foundation
60	Charitable Gift Option
60	Dividends, Distributions and Taxes

Table of Contents

Fund Management
62	The Investment Adviser
63	Portfolio Managers
64	The Distributor and Administrator
Financial Highlights
Review this section carefully for details on selected financial highlights of the Funds.
66	Introduction
67	Praxis Impact Bond Fund
69	Praxis International Index Fund
71	Praxis Value Index Fund
73	Praxis Growth Index Fund
75	Praxis Small Cap Index Fund
77	Praxis Genesis Conservative Portfolio
78	Praxis Genesis Balanced Portfolio
79	Praxis Genesis Growth Portfolio
Privacy Policy
Review this policy for information about the Praxis Mutual Funds privacy policy and practices.
80	Notice of Privacy Policy and Practices
Back Cover
—	Where to Learn More About the Funds

Throughout this prospectus, the Praxis Mutual Funds, including the Praxis Genesis Portfolios, may be referred to individually as a “Fund” and collectively as the “Funds” or the “Trust”.

Summary Information

Praxis Impact Bond Fund

Investment Objectives

The Praxis Impact Bond Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.36%	0.36%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.11%
Total Annual Fund Operating Expenses[1]	0.88%	0.47%

[1]	The Total Annual Fund Operating Expenses differ from the ratio of total expenses to average net assets found within the "Financial Highlights" section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$461	$645	$844	$1,419
Class I	$48	$151	$263	$591

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.19 percent of the average value of its portfolio.

Praxis Impact Bond Fund

Principal Investment Strategies

The Fund invests primarily in fixed income securities. The Fund invests, under normal circumstances, at least 80 percent of its assets in fixed income securities of all types. The Fund seeks to avoid companies that are deemed inconsistent with the Stewardship Investing core values, as discussed below. The Fund integrates consideration of the impact of environmental, social and governance practices into each investment decision. In addition, the Fund seeks to place a priority on market-rate, fixed income securities that are expected to have a significant, direct impact on the climate and/or communities around the world. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Aggregate Bond Index”). The Adviser will structure the portfolio using the Bloomberg Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on its determination of the relative value, while maintaining overall interest rate exposure similar to the Bloomberg Aggregate Bond Index. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Fixed Income Securities Risk. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates. In low interest rate environments, risks associated with rising interest rates are heightened. U.S. monetary policy, including changes to Federal Reserve outlooks or programs, may result in periods of significant market volatility and declines in the values of fixed income securities. Those events, as well as structural changes in certain markets for fixed income securities, could reduce market liquidity and increase market volatility, increasing redemptions from the Fund and putting further downward pressure on the Fund’s net asset value, increasing losses.

Government Related Securities Risk. The Fund is also subject to government related securities risk. Government related securities in which the Fund invests include securities issued by government agencies and instrumentalities that are not backed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, the credit of the issuing agency or discretionary support from the U.S. government and subject to limits, which may increase risk of loss.

Screening Risk. In addition, application of Stewardship Investing screens and ESG data integration may cause the Fund to vary from the performance of its index and other bond funds.

Praxis Impact Bond Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended December 31, 2023	6.61%
Worst Quarter	Quarter Ended March 31, 2022	-5.75%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		1.58%	-0.01%	1.02%
Return After Taxes on Distributions		0.50%	-0.85%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares		0.92%	-0.33%	0.38%

Average Annual Total Returns For the Periods Ended December 31, 2023	Class I	1 Year	5 Years	10 Years
Return Before Taxes		5.87%	1.15%	1.81%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.53%	1.10%	1.81%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Impact Bond Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, and Chris Woods, CFA®, are co-portfolio managers of the Fund. Mr. Bailey has managed the Fund since March 2005; Mr. Woods has managed the Fund since May 1, 2018.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis International Index Fund

Investment Objective

The Praxis International Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees[1]	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.16%
Total Annual Fund Operating Expenses	1.07%	0.57%

[1]	Management Fees have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$628	$882	$1,155	$1,932
Class I	$58	$183	$318	$714

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.21 percent of the average value of its portfolio.

Praxis International Index Fund

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in such securities and investments. Investments related to the benchmark index in which the Fund invests consist of American Depositary Receipts (ADRs), which are equity securities that represent shares of foreign companies in the index. The Fund seeks to invest in companies aligned with the Stewardship Investing core values, as discussed below. In addition, the Fund’s Sub-Adviser uses proprietary optimization techniques, including ESG factors, to select securities according to their contribution to the Fund’s overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Sub-Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Foreign Investment Risk. Because the Fund invests primarily in foreign securities, it is subject to foreign investment risks, which are the additional risks presented by foreign and emerging markets investments, such as changes in currency exchange rates, a lack of adequate company information, political instability, and market and economic developments abroad. In addition, markets and economies throughout the world are becoming increasingly interconnected and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index decline, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error. In addition, because the Fund invests in ADRs relating to its benchmark index, which are priced at the close of the U.S. markets, while shares of issuers in the index are priced at the close of the principal foreign market on which they are traded, there is a timing difference that contributes to tracking error.

Screening Risk. Application of Stewardship Investing screens and ESG data integration may contribute to tracking error.

Praxis International Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last ten years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended December 31, 2020	16.73%
Worst Quarter	Quarter Ended March 31, 2020	-22.78%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		8.53%	5.42%	2.56%
Return After Taxes on Distributions		7.85%	5.12%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares		5.58%	4.34%	2.10%

Average Annual Total Returns For the Periods Ended December 31, 2023	Class I	1 Year	5 Years	10 Years
Return Before Taxes		15.07%	7.23%	3.73%
Morningstar® Global ex-US Target Market Exposure NR USD IndexSM [1] (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		15.64%	7.36%	4.03%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		15.62%	7.08%	3.83%

[1]

Effective May 25, 2023, the Fund’s benchmark index changed from the MSCI ACWI ex USA Index (Net) to the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM. The Fund believes the new index provides a comparable representation of the foreign developed and emerging markets in which the Fund invests to that of the prior benchmark index.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis International Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Aperio Group, LLC serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers

Michael Branch, CFA®, Senior Portfolio Manager and Manager of Portfolio Research, has managed the Fund since September 1, 2017.

Annie Tan, Portfolio Manager, has managed the Fund since March 1, 2018.

Brian Ko, Portfolio Manager, has managed the Fund since January 1, 2021.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Value Index Fund

Investment Objective

The Praxis Value Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.13%
Total Annual Fund Operating Expenses[1]	0.70%	0.37%

[1]

“The Total Annual Fund Operating Expenses differ from the ratio of total expenses to average net assets found within the "Financial Highlights" section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$593	$737	$894	$1,350
Class I	$38	$119	$208	$468

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.27 percent of the average value of its portfolio.

Praxis Value Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization value equities market, as measured by the S&P 5001 Value Index, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in securities of issuers in its benchmark index. The benchmark index consists of those stocks in the S&P 500 Index determined to exhibit the strongest “value” characteristics based on book value to price, earnings to price and sales to price ratios. The Fund seeks to invest in companies aligned with the Stewardship Investing core values, as discussed below. In addition, the Adviser uses optimization techniques, including ESG factors, to select securities according to their contribution to the Fund’s overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Investment Style Risk. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error.

Screening Risk. Application of Stewardship Investing screens and ESG data integration may contribute to tracking error.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Praxis Value Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended June 30, 2020	14.32%
Worst Quarter	Quarter Ended March 31, 2020	-24.32%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		13.74%	12.32%	8.82%
Return After Taxes on Distributions		12.35%	10.77%	7.49%
Return After Taxes on Distributions and Sale of Fund Shares		8.81%	9.39%	6.75%

Average Annual Total Returns For the Periods Ended December 31, 2023	Class I	1 Year	5 Years	10 Years
Return Before Taxes		20.42%	13.98%	9.88%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)		22.23%	14.11%	10.01%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Value Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Growth Index Fund

Investment Objective

The Praxis Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.17%	0.12%
Total Annual Fund Operating Expenses[1]	0.65%	0.35%

[1]	The Total Annual Fund Operating Expenses differ from the ratio of total expenses to average net assets found within the "Financial Highlights" section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$588	$722	$868	$1,293
Class I	$36	$113	$197	$443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.55 percent of the average value of its portfolio.

Praxis Growth Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the S&P 5001 Growth Index, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in securities of issuers in its benchmark index. The benchmark index consists of those stocks in the S&P 500 Index determined to exhibit the strongest “growth” characteristics based on sales growth, earnings change to price and momentum ratios. The Fund seeks to invest in companies aligned with the Stewardship Investing core values, as discussed below. In addition, the Adviser uses optimization techniques, including ESG factors, to select securities according to their contribution to the Fund’s overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Investment Style Risk. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error.

Screening Risk. Application of Stewardship Investing screens and ESG data integration may contribute to tracking error.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Praxis Growth Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended June 30, 2020	26.05%
Worst Quarter	Quarter Ended June 30, 2022	-20.11%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		22.68%	15.07%	12.45%
Return After Taxes on Distributions		22.03%	13.70%	11.51%
Return After Taxes on Distributions and Sale of Fund Shares		13.66%	11.87%	10.16%

Average Annual Total Returns For the Periods Ended December 31, 2023	Class I	1 Year	5 Years	10 Years
Return Before Taxes		29.82%	16.67%	13.47%
S&P 500 Growth Index (reflects no deductions for fees, expenses or taxes)		30.06%	16.23%	13.35%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Growth Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Small Cap Index Fund

Investment Objective

The Praxis Small Cap Index Fund seeks to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.57%	0.14%
Total Annual Fund Operating Expenses	1.12%	0.44%
Fee Waiver and/or Expense Reimbursement	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.12%	0.44%

[1]

Everence Capital Management, Inc. (the “Adviser”) has entered into a contractual expense limitation agreement with respect to the Small Cap Index Fund Class A until April 30, 2025. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Fund to 1.10 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 1.10 percent or any limit in place at the time of recoupment, whichever is lower, and the repayment is made within three years after the time in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining periods shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$633	$862	$1,110	$1,817
Class I	$45	$141	$246	$555

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.41 percent of the average value of its portfolio.

Praxis Small Cap Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. small capitalization equities market, as measured by the S&P SmallCap 6001 Index, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in securities of issuers in its benchmark index. The Fund seeks to invest in companies aligned with the Stewardship Investing core values, as discussed below. In addition, the Adviser uses optimization techniques, including ESG factors, to select securities according to their contribution to the Fund’s overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments, and some of the Fund’s holdings may underperform its other holdings.

Small Capitalization Company Risk. The Fund is also subject to small capitalization company risk. Investments in small capitalization companies may be riskier, more volatile and less liquid than investments in larger, more established companies. Small capitalization companies may not have the size, resources or other assets of large capitalization companies, and may be more vulnerable to economic, market and competitive pressures than larger companies.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error.

Screening Risk. Application of Stewardship Investing screens and ESG data integration may contribute to tracking error.

[1]	“S&P Small Cap 600” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund

Praxis Small Cap Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns (i) include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017; (ii) assume reinvestment of all dividends and distributions; and (iii) would be lower if the Fund’s Class A shares operating expenses had not been limited. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended December 31, 2020	30.61%
Worst Quarter	Quarter Ended March 31, 2020	-32.20%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		9.81%	8.27%	4.08%
Return After Taxes on Distributions		9.41%	7.31%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares		5.81%	6.33%	2.62%

Average Annual Total Returns For the Periods Ended December 31, 2023	Class I	1 Year	5 Years	10 Years
Return Before Taxes		16.67%	10.13%	5.30%
S&P® SmallCap 600 Index (reflects no deductions for fees, expenses or taxes)		16.05%	11.03%	8.66%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Small Cap Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since January 1, 2017 when Everence Capital Management, Inc. assumed responsibility for the day to day management of the Fund’s portfolio.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Genesis Conservative Portfolio

Investment Objectives

The Praxis Genesis Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Portfolio’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.48%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining periods shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$631	$856	$1,099	$1,795

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10.52 percent of the average value of its portfolio.

Praxis Genesis Conservative Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 60 - 80 percent of its total assets in bond funds and 20 - 40 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Stewardship Investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment performance, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the Stewardship Investing core values, as discussed below.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Asset Allocation Risk. The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform.

Underlying Funds Risk. In addition, the Portfolio is subject to the risks associated with the underlying Praxis Funds in which it invests. The application of the underlying Funds’ socially responsible investment criteria may affect the underlying Funds’ exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected. To the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Portfolio performance. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Praxis Genesis Conservative Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The returns assume reinvestment of all dividends and distributions and would be lower if the Portfolio’s Class A shares operating expenses had not been waived or reimbursed during certain periods. The bar chart shows how the performance has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index and a composite benchmark.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended June 30, 2020	8.63%
Worst Quarter	Quarter Ended June 30, 2022	-7.88%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		4.02%	2.97%	2.92%
Return After Taxes on Distributions		3.23%	2.05%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares		2.46%	2.06%	1.98%
S&P Target Risk Conservative Index (reflects no deductions for fees, expenses or taxes)		10.41%	4.76%	4.26%

Praxis Genesis Conservative Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Managers

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Dale Snyder, CFA®, has served as a portfolio manager of the Portfolio since May 1, 2018.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Genesis Balanced Portfolio

Investment Objectives

The Praxis Genesis Balanced Portfolio seeks long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Portfolio’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.47%
Total Annual Portfolio Operating Expenses	0.94%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 616	$ 809	$ 1,018	$ 1,619

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10.51 percent of the average value of its portfolio.

Praxis Genesis Balanced Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 30 - 50 percent of its total assets in bond funds and 50 - 70 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from Stewardship Investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment performance, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the Stewardship Investing core values, as discussed below.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Asset Allocation Risk. The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform.

Underlying Funds Risk. In addition, the Portfolio is subject to the risks associated with the underlying Praxis Funds in which it invests. The application of the underlying Funds’ socially responsible investment criteria may affect the underlying Funds’ exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Portfolio performance. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Praxis Genesis Balanced Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The returns assume reinvestment of all dividends and distributions and would be lower if the Portfolio’s Class A shares operating expenses had not been waived or reimbursed during certain periods. The bar chart shows how the performance has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index and a composite benchmark.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended June 30, 2020	13.27%
Worst Quarter	Quarter Ended March 31, 2020	-13.24%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		8.14%	6.32%	4.92%
Return After Taxes on Distributions		7.40%	5.29%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares		5.09%	4.77%	3.64%
S&P Target Risk Growth Index (reflects no deductions for fees, expenses or taxes)		14.97%	8.12%	6.41%

Praxis Genesis Balanced Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Managers

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Dale Snyder, CFA®, has served as a portfolio manager of the Portfolio since May 1, 2018.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Praxis Genesis Growth Portfolio

Investment Objectives

The Praxis Genesis Growth Portfolio seeks capital appreciation with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Portfolio’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%
Total Annual Portfolio Operating Expenses	0.95%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$617	$812	$1,023	$1,630

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7.57 percent of the average value of its portfolio.

Praxis Genesis Growth Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 10 - 30 percent of its total assets in bond funds and 70 - 90 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Stewardship Investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment performance, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the Stewardship Investing core values, as discussed below.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Asset Allocation Risk. The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform.

Underlying Funds Risk. In addition, the Portfolio is subject to the risks associated with the underlying Praxis Funds in which it invests. The application of the underlying Funds’ socially responsible investment criteria may affect the underlying Funds’ exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected. To the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Portfolio performance. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Praxis Genesis Growth Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The returns assume reinvestment of all dividends and distributions and would be lower if the Portfolio’s Class A shares operating expenses had not been waived or reimbursed during certain periods. The bar chart shows how the performance has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index and a composite benchmark.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2023

Best Quarter	Quarter Ended June 30, 2020	16.34%
Worst Quarter	Quarter Ended March 31, 2020	-18.24%

Average Annual Total Returns For the Periods Ended December 31, 2023 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		10.87%	8.38%	6.07%
Return After Taxes on Distributions		10.25%	7.42%	5.08%
Return After Taxes on Distributions and Sale of Fund Shares		6.84%	6.48%	4.64%
S&P Target Risk Aggressive Index (reflects no deductions for fees, expenses or taxes)		18.05%	10.25%	7.75%

Praxis Genesis Growth Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Managers

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Dale Snyder, CFA®, has served as a portfolio manager of the Portfolio since May 1, 2018.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

Investing in the Funds

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale, and the prospectus is not intended for distribution to prospective investors, outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

●	Through your financial intermediary;

●	By writing to Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701;

●	Via overnight service Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

●	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

●	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria For Socially Responsible Investing

Praxis is a word that refers to a way of joining belief and action. Everence Capital Management, Inc. (“Everence”, “Praxis” or the “Adviser”) believes that it captures the essence of the investment philosophy of Praxis Mutual Funds (the “Funds”).

The goal of the Funds is to join beliefs with actions, using the tools of socially responsible investing. The Fund is governed by the philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are not only productive but also reflect God’s values, caring for others as well as all of Creation (“Stewardship Investing”).

When constructing the Stewardship Investing screens used by the Funds, the Adviser seeks to avoid companies that are deemed inconsistent with the Praxis Stewardship Investing core values (see below). Recognizing that no company is perfect, the Funds also utilize shareholder advocacy to encourage corporations to be good stewards of their resources, to care for the environment, and to create just work environments while generating long-term value for all stakeholders.

Investments will be screened to align with the Praxis Stewardship Investing core values and may incorporate data on environmental, social and governance risks. When a Fund becomes aware that it has invested in a company that may be engaged in an activity that is inconsistent with the Praxis Stewardship Investing approach or a Fund’s specific Stewardship Investing screens, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Funds are not under any strict time schedule to sell such investments.

Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Frequently, there is less information available to the public about the business activities and practices of foreign companies. As a result, it can be more difficult to effectively apply Stewardship Investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Praxis Stewardship Investing core values. Nevertheless, it is the goal of the Funds and Adviser to avoid investment in such companies.

The Praxis Stewardship Investing Philosophy

Stewardship Investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500-year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, the Funds seek to:

●	Invest in companies that best reflect a set of positive core values.

●	Participate actively in corporate decision-making through proxy voting, shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

●	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

The Praxis Stewardship Investing Core Values

The following core values, which were developed by Everence and adopted by the Funds, help guide the evaluation of a company’s social performance, as a part of investment selection and shareholder advocacy processes. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Funds’ highest expectations for corporate behavior.

In making investment decisions, the Funds strive to invest in companies that:

1.

Respect the dignity and value of all people. We expect companies to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well- nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2.

Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansions of the world’s military establishments are not productive endeavors for humanity. We will seek to avoid those companies for which weapons production and military contracting are a focus of their energy, resources and sales growth strategies. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions and commit to efforts that reduce violence and aggression in world culture.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria For Socially Responsible Investing (continued)

3.

Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4.

Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. Companies should respect workers’ rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. Companies should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace yet be respectful of their competitors and values-centered in their decision-making.

5.

Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups — contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities.

6.

Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should carefully consider climate risks and opportunities, and pursue cleaner and more efficient production methods. We value a company’s involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Screening and Sustainability Data

To align the Fund's holdings with the Stewardship Investing Core Values, two impact investing strategies are being employed.

1.	Screening. The screens used by the Funds are based on a company's involvement with business activities that are deemed inconsistent with the core values of the Funds. While various tolerances are applied to prohibited activities, the resulting restricted list is applied uniformly to all Praxis Mutual Funds. At this time, values-based screens include restrictions around abortion, adult entertainment, alcohol, firearms, gambling, nuclear power, predatory lending, recreational cannabis, tobacco, and weapons production and support systems. In addition, a list of companies most poorly positioned to benefit from sustainability-related (environmental, social and governance) opportunities or most exposed to sustainability-related inherent risks is created by the Adviser, in collaboration with its independent research partners. These companies are provided to the portfolio managers of the Praxis equity index funds, who are restricted from purchasing excluded securities for these Funds. Due to the discretionary component of its active investment strategy, these companies will be provided to the portfolio managers of the Praxis Impact Bond Fund on an advisory basis to further inform their investment management process.

2.	Sustainability Data Integration. The understanding and integration of environmental, social, and governance sustainability data is becoming increasingly important in the prudent management of any mutual fund. In the Praxis Mutual Funds, sustainability data integration ensures the intentional inclusion of material environmental, social and governance factors in the investment selection process. For Praxis equity index funds, the Adviser uses optimization techniques, including sustainability factors, to select securities according to their contribution to the Fund's overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Praxis Impact Bond Fund integrates consideration of environmental, social and governance practices into each investment decision.

The Praxis Commitment to Community Development Investing

Consistent with the Praxis Stewardship Investing philosophy and core values, the Funds are permitted to make certain types of community development investments. These consist of investments in local community-oriented investment programs that are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well- being in underserved communities through the use of targeted investments.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria For Socially Responsible Investing (continued)

As part of their commitment to community development investments, the Funds may purchase notes issued by organizations that use the note proceeds to fund community development programs by making below-market rate loans to approved community development organizations (“CDI Notes”). Each Fund, in accordance with guidelines established by the Board of Trustees of the Praxis Mutual Funds (the “Board of Trustees”), is permitted to invest up to 3 percent of its total assets in community development investments including CDI Notes.

CDI Notes and other community development investments that may be held by the Funds have specific risk factors associated with them. These types of investments typically offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, the Board of Trustees and the Adviser have determined that these investments are a beneficial way to carry out each Fund’s goals for Stewardship Investing at the community level.

ImpactX Framework

The Funds use their ImpactX framework to help communicate how they seek to carry out Stewardship Investing through their investments, company engagement, shareholder advocacy and other activities. Depending upon a Fund’s principal investment objective and strategies, a Fund may engage in some but not all these actions, and each Fund may emphasize certain actions more than others, and in different relative proportions than other Funds.

While all ImpactX strategies are important, each has a unique profile in the impact it carries:

●	Values + ESG Screening communicates the foundational values we hold but has limited potential to promote real-world change.

●	Values-based Proxy Voting provides communication and support for important values and ESG resolutions.

●	ESG Integration incorporates material environmental, social, and governance risk data in the investment process.

●	Positive Impact Bonds seek to deliver targeted, real-world benefit to the climate and/or communities.

●	Company Engagement provides intentional dialogue with senior company leaders, through both shareholder and bondholder relationships, to promote positive change in corporate policy and practice.

●	Advocacy and Education encourages active involvement with industry and regulatory bodies to promote a transparent business and reporting environment that benefits all stakeholders.

●

Community Investing creates a special, limited allocation of investments promoting the inclusion and development of underserved communities through potentially concessionary investments that seek to provide deep, real-world change where it is needed most.

You can find more information on the Praxis Stewardship Investing core values and related activities by visiting the Praxis Mutual Funds website at www.praxismutualfunds.com.

Investment Objectives, Principal Investment Strategies, and Related Risks

Additional information regarding the investment objectives, principal investment strategies and other investment policies for each of the Praxis Impact Bond Fund (“Impact Bond Fund”), Praxis International Index Fund (“International Index Fund”), Praxis Value Index Fund (“Value Index Fund”), Praxis Growth Index Fund (“Growth Index Fund”), Praxis Small Cap Index Fund (“Small Cap Index Fund”), Praxis Genesis Conservative Portfolio (“Conservative Portfolio”) Praxis Genesis Balanced Portfolio (“Balanced Portfolio”) and Praxis Genesis Growth Portfolio (“Growth Portfolio”) (each, a “Fund,” and collectively, the “Funds” or “Praxis Mutual Funds”) is provided below. Each of Conservative Portfolio, Balanced Portfolio and Growth Portfolio are referred to as a “Portfolio”, and collectively, the “Genesis Portfolios”.

There can be no assurance that a Fund’s investment objective will be achieved. Each Fund’s investment objective may be changed without shareholder approval, in which case notice of the change would be provided. Unless expressly stated otherwise, all percentage limits discussed in this section are applied at the time of investment.

Praxis Impact Bond Fund

Ticker Symbol:	Class A - MIIAX
Class I - MIIIX

Investment Objectives

The primary investment objective of the Impact Bond Fund is to seek current income. To a lesser extent, it seeks capital appreciation.

Policies and Strategies

The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above. In selecting investments, where possible, the Adviser will place a priority on market-rate, fixed income opportunities with a significant, direct impact on the climate and/or communities around the world. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of 3 to 10 years.

Consistent with the Impact Bond Fund’s investment objectives, the Fund:

●	utilizes a framework that assesses, integrates and prioritizes the impact on the climate and communities around the world;

●

invests in fixed income securities consisting of bonds, preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

●

may invest up to 10 percent of its net assets in fixed income securities rated within the fifth and sixth highest rating categories (commonly referred to as junk bonds) at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”). Except for the 10 percent of its assets noted above, the Fund will invest in fixed income securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities;

●

may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

●

may use interest rate futures contracts and credit default swap agreements to manage interest rate risk and credit risk, and may purchase U.S. Treasury instruments to satisfy associated collateral requirements;

●

may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

●	may invest in other investment companies.

In the event the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or a portion of its assets in money market instruments or repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Impact Bond Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis International Index Fund

Ticker Symbol:	Class A - MPLAX
Class I - MPLIX

Investment Objectives

The primary investment objective of the International Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to the screens based on the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above, certain constituents of the index will be excluded.

Consistent with the International Index Fund’s investment objective, the Fund:

●	invests in common stocks of foreign issuers;

●	invests in sponsored and unsponsored depositary receipts;

●	invests in options, warrants and other securities convertible into common stocks;

●	may purchase and sell foreign currencies on a spot or forward basis;

●

may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

●	may engage in options transactions;

●	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes;

●

may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

●	may invest in other investment companies.

Based upon information provided to the Funds by the applicable index sponsor, the Funds understand the index construction and rebalancing process to be as follows. The Morningstar® Global ex-US Target Market Exposure NR USD IndexSM is a rules based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Global equity markets. This index does not incorporate Environmental, Social, or Governance (ESG) criteria.

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 24 emerging markets countries.

In the event the Sub-Adviser determines that the current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the International Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Value Index Fund

Ticker Symbol:	Class A - MVIAX
Class I - MVIIX

Investment Objective

The primary investment objective of the Value Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above, certain constituents of the benchmark index will be excluded.

Consistent with the Value Index Fund’s investment objective, the Fund:

●	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

●	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

●

may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/ dealer only to satisfy broker/dealer collateral requirements;

●	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

●

may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

●	may invest in other investment companies.

To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

●	To simulate equity-like returns for the portion of the Fund invested in CDI Notes or other community development investments; and

●	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

Based upon information provided to the Funds by the applicable index sponsor, the Funds understand the index construction and rebalancing process to be as follows. The S&P 500 Value Index is an S&P U.S. Style Index. The S&P U.S. Style Indices measure the performance of U.S. equities fully or partially categorized as either growth or value stocks, as determined by S&P style scores for each security. Constituents are weighted by float market capitalization. Constituents are drawn from the S&P 500 Index. S&P measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Once a style score is derived, companies are sorted into style baskets such that one half of the S&P 500 market capitalization will be assigned to the S&P 500 Value Index and one half to the S&P 500 Growth Index after rebalancing (reconstituting).The S&P 500 Value Index is generally rebalanced (reconstituted) annually, in December. Other changes to the S&P 500 Value Index may be made at other times. The Funds have no control over the timing or nature of any of the changes, including the annual reconstituting. As of March 28, 2024, the S&P500 Value Index was made up of 442 companies.

In the event the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Value Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Growth Index Fund

Ticker Symbol:	Class A - MGNDX
Class I - MMDEX

Investment Objective

The primary investment objective of the Growth Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above, certain constituents of the benchmark index will be excluded.

Consistent with the Growth Index Fund’s investment objective, the Fund:

●	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

●	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

●

may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/ dealer only to satisfy broker/dealer collateral requirements;

●	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

●	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

●

may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

●	may invest in other investment companies.

To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

●	To simulate equity-like returns for the portion of the Fund invested in CDI Notes or other community development investments; and

●	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

Based upon information provided to the Funds by the applicable index sponsor, the Funds understand the index construction and rebalancing process to be as follows. The S&P 500 Growth Index is an S&P U.S. Style Index. The S&P U.S. Style Indices measure the performance of U.S. equities fully or partially categorized as either growth or value stocks, as determined by S&P style scores for each security. Constituents are weighted by float market capitalization. Constituents are drawn from the S&P 500 Index. S&P measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. Once a style score is derived, companies are sorted into style baskets as such that one half of the S&P 500 market capitalization will be assigned to the S&P 500 Growth Index and one half to the S&P 500 Value Index after rebalancing (reconstituting). The S&P 500 Growth Index is generally rebalanced (reconstituted) annually, in December. Other changes to the S&P 500 Growth Index may be made at other times. The Funds have no control over the timing or nature of any of the changes, including the annual reconstituting. As of March 28, 2024, the S&P 500 Growth Index was made up of 227 companies.

In the event the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Growth Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Small Cap Index Fund

Ticker Symbol:	Class A - MMSCX
Class I - MMSIX

Investment Objective

The primary investment objective of the Small Cap Index Fund is to seek to maximize long-term capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index.

Consistent with the Small Cap Index Fund’s investment objective, the Fund:

●	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

●	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

●

may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/ dealer only to satisfy broker/dealer collateral requirements;

●	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

●	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

●

may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

●	may invest in other investment companies.

To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

●	To simulate equity-like returns for the portion of the Fund invested in CDI Notes or other community development investments; and

●	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

Based upon information provided to the Funds by the applicable index sponsor, the Funds understand the index construction and rebalancing process to be as follows. The S&P SmallCap 600 Index is based on float adjusted market cap. As of March 28, 2024, to be included, companies must have an unadjusted market cap of $900 million to $5.8 billion, and a float market cap of at least 0.75. All constituents must be U.S. companies and meet various criteria for financial viability, adequate liquidity and reasonable price as defined by S&P. The S&P SmallCap 600 Index is generally rebalanced quarterly, in March, June, September, and December. Other changes to the S&P SmallCap 600 Index are made on an as-needed basis. The Funds have no control over the timing or nature of any of the changes, including the annual reconstituting. As of March 28, 2024, the S&P SmallCap 600 Index was made up of 602 companies.

In the event the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Small Cap Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Conservative Portfolio

Ticker Symbol:	MCONX

Investment Objectives

The primary investment objective of the Conservative Portfolio is to seek current income and, as a secondary objective, capital appreciation.

Policies and Strategies

The Portfolio invests, under normal circumstances, 60 - 80 percent of its total assets in fixed income mutual funds and 20 - 40 percent of its total assets in equity mutual funds, consistent with the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above. The Portfolio invests primarily in Class I shares of underlying Praxis Funds.

Consistent with the Conservative Portfolio’s investment objectives, the Portfolio:

●

invests in fixed income mutual funds that may hold bonds, preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

●

invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks; and

●	may invest 10 percent of its total assets in exchange-traded funds and non-Praxis mutual funds.

In the event the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Genesis Conservative Portfolio will receive at least 60 days prior notice of any changes to the Fund’s investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Balanced Portfolio

Ticker Symbol:	MBAPX

Investment Objectives

The primary investment objective of the Balanced Portfolio is to seek long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Policies and Strategies

The Portfolio invests, under normal circumstances, 30 - 50 percent of its total assets in fixed income mutual funds and 50 - 70 percent of its total assets in equity mutual funds that are consistent with the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above. The Portfolio invests primarily in Class I shares of underlying Praxis Funds.

Consistent with the Balanced Portfolio’s investment objective, the Portfolio:

●

invests in fixed income mutual funds which may hold bonds, preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements, or other types of income or income- related instruments;

●

invests in equity mutual funds, which may hold common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks, or other types of equity or equity-related instruments; and

●	may invest 10 percent of its total of assets in exchange-traded funds and non-Praxis mutual funds.

In the event the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Genesis Balanced Portfolio will receive at least 60 days prior notice of any changes to the Fund’s investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Growth Portfolio

Ticker Symbol:	MGAFX

Investment Objectives

The primary investment objective of the Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

Policies and Strategies

The Portfolio invests, under normal circumstances, 10 - 30 percent of its total assets in fixed income mutual funds and 70 - 90 percent of its total assets in equity mutual funds, consistent with the Praxis Stewardship Investing core values, as discussed in “Criteria for Socially Responsible Investing” above. The Portfolio invests primarily in Class I shares of underlying Praxis Funds.

Consistent with the Growth Portfolio’s investment objectives, the Portfolio:

●

invests in fixed income mutual funds that may hold bonds, preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

●

invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

●	may invest 10 percent of its total assets in exchange-traded funds and non-Praxis mutual funds.

In the event the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Genesis Growth Portfolio will receive at least 60 days prior notice of any changes to the Fund’s investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Risks

All Funds — Risk Factors

An investment in the Praxis Mutual Funds is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Praxis Mutual Funds, including the Genesis Portfolios through their investments in underlying Praxis Funds, will be subject to the following additional risks, to varying degrees, based on their particular investment strategies. Some of these risks, like market risk, are principal risks for all the Funds (including the Genesis Portfolios) while other risks are principal risks for some Funds and non-principal risks for other Funds. The Principal Investments Risks section for a particular Fund (including the Genesis Portfolios) identifies which risks are principal risks for that Fund.

●

Company Risk: Company risk refers to the risk that the market value of a Fund’s investments in common stock can vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which a Fund invests largely determines the Fund’s long-term performance.

●

Credit Risk: Credit risk refers to the risk that an issuer or guarantor of a fixed income security in which a Fund invests might be unable or unwilling to meet its obligations and might not make interest or principal payments on a security when those payments are due. This could result in a loss to the Fund.

●

Cyber Security Risk: The Funds rely on interconnected digital and other technology systems and platforms to conduct their business operations. As a result, the Funds are exposed to cybersecurity risks and may be impacted by cybersecurity incidents involving the Funds or their service providers. Cybersecurity incidents may cause substantial harm to the Funds and their shareholders. Cyber security incidents may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; theft, loss, alteration, misuse or improper release of confidential shareholder or Fund information; violations of privacy and other laws; regulatory fines, penalties and remediation costs, including legal fees and other expenses; and reputational damage. While measures have been implemented that are designed to reduce cyber security risks, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

●

Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds’ fixed income securities can change in response to changes in prevailing interest rates or outlooks about future interest rates causing volatility and possible loss of value as rates increase. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated but may affect the value of your investment. In low interest rate environments, risks associated with rising interest rates are heightened.

●

Investment Style Risk: A Fund may be subject to growth style risk, value style risk, or both depending upon the investment strategy and techniques used to manage the Fund. Growth investing seeks to identify companies that are expected to experience rapid earnings growth relative to value or other types of stocks and while growth companies may have the potential for above average growth, they may be subject to greater price volatility than “value” companies. Value investing seeks to identify companies that are trading at prices below their intrinsic worth and while they may have the potential to increase in price as the intrinsic value is recognized by the market, there is a risk that the determination about the company’s intrinsic value is incorrect or will not be reflected in an increased market price. A Fund that emphasizes one style will underperform funds that use other styles over certain periods when that style is out of favor or does not respond as positively to market or other events.

Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Risks (continued)

●

Market Risk: Market risk refers to the risk related to particular holdings of a Fund and investments in securities in general, and the daily fluctuations – including losses – in the securities markets and the value of Fund holdings. The value of securities held by a Fund may fall due to changes in the broader markets or circumstances specific to a particular company, such as its financial condition, sometimes rapidly and unpredictably. These price movements may result from factors affecting individual companies (as further described below in company risk), industries, sectors or securities markets as a whole, such as changes in economic or political conditions. Events in one market may impact other markets. Future events may impact a Fund in unforeseen ways. Traditional investments may experience periods of diminished liquidity. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Factors contributing to market risk and risk of loss include inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, changes to government policies or regulations, other governmental trade or market control programs and related geopolitical events.

Additional factors contributing to market risk and risk of loss include regional or global events such as war, terrorism, conflict, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a global infectious disease, negatively affected companies, markets and economies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including trading disruptions, may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s price volatility, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments and regulators may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or future epidemics or pandemics, is currently unknown and unpredictable.

●

Screening Risk: The application of Stewardship Investing screens to the available universes from which the Funds’ portfolio managers select securities may impact the performance of the Funds relative to unscreened portfolios following similar investment mandates. Funds applying Stewardship Investing screens may be adversely affected by certain economic and investment environments which may prevail for several years in a row. There may also be environments that benefit the Funds because certain underperforming sectors and industries are excluded from purchase.

●

Selection Risk: Selection risk refers to the risk that the securities selected for the Funds may underperform broader markets or securities selected by other funds with similar investment objectives and strategies.

Impact Bond Fund — Specific Risk Factors

Government Related Securities Risk — The Fund may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), and Tennessee Valley Authority, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

International Index Fund — Specific Risk Factors

Foreign Securities Risk — The Funds, and in particular the International Index Fund, may invest in foreign securities which involve risks in addition to those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. When the value of a foreign currency declines against the U.S. dollar, the value of foreign securities will tend to decline.

ADR Risk — Depositary receipts are subject to fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading.

Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Risks (continued)

Emerging Markets Risk — The International Index Fund may invest without limit in the securities markets of emerging market countries, subject to its principal investment strategy. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval typically is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs. In some emerging markets, there is also a greater risk that company disclosures are incomplete or misleading and, in the event of investor harm, less access to recourse, in comparison with U.S. companies and markets.

International Index Fund, Value Index Fund, Growth Index Fund and Small Cap Index Fund — Specific Risk Factors

Index Investing Risk — Because an index fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index falls, you can expect a greater risk of loss than if the fund had a lower weighting to those securities. In addition, the performance of an index fund may vary from the performance of the index due to imperfect correlation between the fund’s holdings and the index. This is also known as tracking error. Tracking error results from imperfect correlation between the optimization and other techniques used to track the index, cash flows into the fund, expenses and transaction costs, and differences between the investments held by a fund and the composition of the index. Application of screens might also contribute to tracking error. For the International Index Fund, timing differences in pricing resulting from the use of ADRs relating to its benchmark index may contribute to tracking error. ADRs are priced at the close of the U.S. markets rather than the close of the principal foreign markets on which the issuers in the index trade, while shares of issuers in the index are priced at the close of the principal foreign markets on which they trade.

Optimization Risk — The Funds may use optimized index sampling. Optimized index sampling strategies do not attempt to purchase every security in an index, but instead purchase a sampling of securities using optimization and risk characteristic models. This process involves the analysis of tradeoffs between various factors (e.g. PE ratio, dividend yield, ESG factors) as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon an index in order to achieve desired Fund exposures. Optimized index sampling strategies do not seek to fully replicate an index. The Fund may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

Small Cap Index Fund — Small Cap Securities Risk

Investments in small capitalization companies may be riskier, more volatile and less liquid than investments in larger, more established companies. Small capitalization companies often have shorter operating histories than, and may not have the size, resources or other assets of, larger companies. Small capitalization companies may be more vulnerable to economic, market and competitive pressures than larger companies and therefore may respond differently to market events and may be subject to greater market risks and competitive pressures than larger companies. Securities of small capitalization companies may trade less frequently and in lower volumes than those of larger companies and may experience erratic and abrupt price movements.

The Genesis Portfolios — Allocation Risk

Allocation risk is the chance that the selection by the Adviser of underlying mutual funds and the allocation of a Genesis Portfolio’s assets to those mutual funds will cause the Portfolio to underperform.

Additional Information about Risks

Please see the Statement of Additional Information (“SAI”) for more information about the Funds’ investment policies and risks.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI and on the Fund’s website at www.praxismutualfunds.com.

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated

The per share net asset value (“NAV”) is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV = Total Assets - Liabilities
Number of Shares Outstanding

The NAV for each Fund is determined, and its shares are priced at the close of regular trading on the NYSE, normally at 4 p.m. Eastern Time each day (a “Business Day”) the NYSE is open for trading.

Each Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds’ Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost. Shares of the underlying funds held by the Genesis Portfolios are generally priced at the NAV for each underlying fund as calculated by that fund.

Your order for a purchase of shares (including purchases through exchanges) is priced on Business Days at the next determined offering price, which is NAV plus any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges” calculated after your order is received in good order. Your order for a redemption of shares (including redemptions through exchanges) is priced on Business Days at the next determined NAV.

Business Days Defined

A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The NYSE and the Funds will not open on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed).

Purchasing and Adding to Your Shares

Account Type	Minimum Initial Investment per Fund	Minimum Subsequent Investment per Fund
Praxis Mutual Funds
Class A
Regular (non-retirement)	$ 2,500	$ 100
Retirement	$ 2,500	$ 100
Automatic Investment Plan	$ 100	$ 100
Praxis Genesis Portfolios
Regular (non-retirement)	$ 1,000	$ 50
Retirement	$ 1,000	$ 50
Automatic Investment Plan	$ 50	$ 50
Class I	$ 100,000	N/A

Each Fund may, at its discretion, waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares.

You may purchase the Funds directly or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you transact in Class I shares, you may be required to pay a fee to a broker or other financial firm. Foreside Financial Services, LLC (the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV plus any applicable sales charge next determined after your broker or its designated intermediary receives it in good order. Contact your investment representative to determine whether they have an established relationship with the Distributor. If you purchase shares through an investment representative, that party is responsible for transmitting orders by 4 p.m. Eastern Time and may have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.

Shareholder Information

Purchasing and Adding to Your Shares (continued)

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds will not accept postdated checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

U.S. Bank Global Fund Services (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

Instructions for Opening or Adding to an Account

By Mail

Initial investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check or bank draft payable to “Praxis Mutual Funds”.

3. Mail to: Regular Mail Praxis Mutual Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701.	Overnight Mail Praxis Mutual Funds c/o U.S. Bank Global Fund Services 615 E. Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Subsequent investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable, include the following information on a piece of paper:

●	Fund name and Fund number

●	Amount invested

●	Account name

●	Account number

Include your fund number and account number on your check.

2.	Mail to: Praxis Mutual Funds

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Shareholder Information

Purchasing and Adding to Your Shares (continued)

Avoid 24 Percent Tax Withholding

The Funds are required to withhold 24 percent of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified Taxpayer Identification Number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Telephone Purchases

Unless the telephone options were declined on the account application, investors may purchase additional shares of the Funds by calling (800) 977-2947. If you established your bank information at the time of application, and your account has been open for at least seven business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. Your bank must be a member of the ACH network, and you must have banking information established on your account prior to making a purchase. If your order is received in proper form prior to 4 p.m. Eastern Time, your shares will be purchased at the applicable price calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high-market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send immediately cleared and available funds to each other almost instantaneously. When funds are sent through the ACH network the process of debiting or crediting your account may take two to three days, and the funds may not be considered clear and available for up to 15 calendar days.

Internet Purchases

Unless the internet options were declined on the account application, investors may purchase additional shares through the internet. After your account is established, you may register for online access by visiting www.praxismutualfunds.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network. Your fund account must be set up with bank account instructions and your bank must be an ACH member to complete internet transactions.

The Fund employs procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Funds and the Transfer Agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment:

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail, fax, or overnight delivery your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you and a customer service representative will contact you with the account number and wire instructions. If you do not receive this information within one business day, you may call the Transfer Agent at (800) 977-2947. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Please call (800) 977-2947 to advise the Transfer Agent of your intent to wire funds. This will help ensure proper credit upon receipt of your wire.

Wired funds must be received prior to 4 p.m. Eastern Time to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment for shareholders in the Praxis Mutual Funds, you may make additional purchases at regular intervals in the Praxis Class A shares through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account for investment into the Fund.

There is no minimum initial investment requirement to establish this Plan for shareholders in the Praxis Genesis Portfolio Funds.

Shareholder Information

Purchasing and Adding to Your Shares (continued)

Automatic investments can be as little as $100 per fund for Praxis Funds and $50 per fund for Genesis Portfolios (see above in the section entitled “Purchasing and Adding to Your Shares” for more information about investment minimums). Your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the next automatic investment.

To invest regularly from your bank account:

1.	Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

●	Your bank name, address and account number;

●	The amount you wish to invest automatically (minimum $100 per fund for Praxis Mutual Funds and $50 per fund for Genesis Portfolios); and

●	How often you want to invest (twice a month, every month, four times a year, twice a year or once a year).

2.	Attach a voided personal check or savings deposit slip.

Information about the Everence Money Market Account

The Everence Money Market Account offered through Providence Bank & Trust is an FDIC-insured (up to certain limits) interest-bearing account. The Money Market Account is only available to individuals, trusts, and nonprofit organizations. The Money Market Account is not available to 403(b) plans. You may open and maintain an Everence Money Market Account at no charge and take advantage of free check-writing (with a $250 minimum per check) and easy transfers by telephone to and from your Praxis Mutual Fund account. Check-writing privileges are not available for retirement accounts or accounts with balances less than $2,000. An Everence Money Market Account is subject to certain terms and conditions. Please call (800) 977-2947 or visit www.praxismutualfunds.com/everence-money-market-account for more information. The rate of return for the Everence Money Market Account will vary and may present other risks. The Praxis Mutual Funds are not affiliated with Providence Bank & Trust and are not FDIC-insured. The Everence Money Market Account is an option provided by the Adviser and made available to Fund shareholders; it is not a Praxis Mutual Fund and is not offered or sponsored by the Praxis Mutual Funds. Providence Bank & Trust reimburses the Adviser for expenses related to offering the Everence Money Market Account.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. You may change this election at any time by notifying the Transfer Agent by telephone or in writing at least five days prior to the record date of the distribution. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Transfer Agent. The Funds typically expect payment to take one to three days following the receipt of a proper redemption request; however, while not expected, payment may take up to seven days. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds may also charge a fee for requests to send checks by overnight mail.

The Trust expects that each Fund, other than the Genesis Portfolios, will generally hold sufficient cash or cash equivalents or will sell portfolio securities and use the proceeds to meet redemption requests. The Genesis Portfolios generally hold a minimal amount of cash and may sell underlying Praxis Funds and use the proceeds to meet redemption requests. These redemption methods may be used in both regular and stressed market conditions. The Funds encourage, when possible, advance notification of large redemptions. The Funds, at their own discretion, reserve the right to redeem in-kind as described under “Redemption in Kind” below. Redemptions in-kind are typically used for large redemptions that could be disruptive to the Fund operations and not be in the best interest of remaining Fund shareholders. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions. If you sell shares through your Financial Intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. Payment for redemptions may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission (“SEC”) in order to protect remaining shareholders.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10 percent withholding (20 percent for 403(b) accounts).

Shareholder Information

Selling Your Shares (continued)

Instructions for Selling Shares

By Telephone (unless you have declined telephone sales privileges)

Call (800) 977-2947 between 8:30 a.m. and 7 p.m. Eastern Time, on days the Funds are open for business, with instructions as to how you wish to receive your funds (i.e., by mail, wire, electronic transfer). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Shares held in IRA and other retirement accounts may be redeemed by telephone. Investors will be asked whether to withhold taxes from any distribution.

The Funds have implemented procedures to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

By mail

1.	Write a letter of instruction indicating:

●	Your Fund, Fund number and account number

●	Amount you wish to redeem

●	Address where your check should be sent

●	Account owner signature

2. Mail to: Regular Mail Praxis Mutual Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701.	Overnight Mail Praxis Mutual Funds c/o U.S. Bank Global Fund Services 615 E. Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices.

Internet Redemptions

Unless the internet options were declined on the account application, investors may redeem shares through the internet. After your account is established, you may register for online access by visiting www.praxismutualfunds.com. This will enable you to sell shares by having the redemption amount deposited to your bank account by electronic funds transfer via the ACH network. Your fund account must be set up with bank account instructions and your bank must be an ACH member. Some retirement accounts may not be eligible for internet redemptions.

The Funds employ procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Funds and the Transfer Agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

Wire Transfer

You must already have bank instructions established on your account.

Call (800) 977-2947 to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

Shareholder Information

Selling Your Shares (continued)

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. Restrictions may apply. See “Market Timing and Excessive Trading” below.

Systematic Withdrawal Plan

You may redeem your Praxis Class A and I shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly, semi- annual or annual basis. Each payment should be a minimum of $50. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.

For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent five days in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

General Polices on Selling Your Shares

Redemptions in Writing Required

The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption request is received by the Transfer Agent and account address has changed within the last 30 calendar days; or

●	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature guarantee requirement at their discretion.

Redemptions within Seven Days of Shares Purchased by Check or Electronic Funds Transfer

If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected, which may take as long as seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds.

Redemption in Kind

The Funds reserve the right to make payments in securities rather than cash, known as “redemption in kind”, for large redemptions. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effects of transaction costs and realized gains/losses on the fund and its remaining shareholders. Each of the Funds has made an election pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). This election requires that the Funds redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the NAV of the Fund during any 90-day period for any one shareholder. If a Fund deems it advisable for the benefit of all remaining shareholders, a redemption in kind will consist of an approximate pro-rata slice of the Fund’s securities equal in market value to your shares. The fund also reserves the right to provide individual securities or a representative basket of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Shareholder Information

General Polices on Selling Your Shares (continued)

Undeliverable Dividend Distribution, Capital Gain and Redemption Checks

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

Closing of Small Accounts

Class A Shares — If your Praxis Fund account falls below $2,500 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $2,500, the Fund may close your account and send you the proceeds at the current NAV.

If your Praxis Genesis Portfolio account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $1,000, the Fund may close your account and send you the proceeds at the current NAV.

Class I Shares — If your Praxis Fund account falls below $100,000 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $100,000, the Fund may close your account and send you the proceeds at the current NAV.

Annual Account Fee

If the value of your Praxis Class A shares account falls below $5,000 for any reason, including market fluctuation, you may be subject to a $25 annual fee on each of your accounts you own that have a balance below $5,000. The annual account fee applies to both retirement and nonretirement accounts and may be assessed in all Praxis Funds, regardless of a Fund’s minimum investment amount.

Example: You own the Praxis Value Index Fund and the Praxis Impact Bond Fund. Each Fund has a balance of $2,500. Because both Funds have less than the required minimum balance, $25 will be deducted from both the Praxis Value Index Fund and Praxis Impact Bond Fund. Consolidating your investments from these two Funds into one Fund would allow you to reach the minimum whereby no annual fee would be charged. You can also avoid this annual fee by exchanging your Funds into the Genesis Portfolios (see below).

If the value of your Praxis Genesis Portfolio account falls below $1,000 for any reason, including market fluctuation, you may be subject to a $25 annual account fee on each Portfolio you own that has a balance below $1,000. The annual account fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Genesis Portfolios, regardless of a Fund’s minimum investment amount. The fee will be waived for Genesis Portfolios, regardless of the account balance, in the following circumstances:

●	You register for online access by visiting www.praxismutualfunds.com and elect to receive statements and other reports electronically, so long as that election remains in effect;

●	Accounts that are set up with an active monthly automatic investment plan, so long as that plan remains in effect;

●	Accounts held in 403(b), SIMPLE IRA and SEP-IRA plans that have had a transaction within the 12 months prior to the annual fee being charged.

The fee is collected by redeeming fund shares in the amount of $25, is deducted from fund accounts in July each year and is used to contractually reduce the fee paid by the Funds to the Transfer Agent for its services.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums, accounts held through financial intermediaries, and accounts in the Everence Money Market are not subject to this fee. The Funds reserve the right to waive the annual account fee in certain situations at their discretion.

Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with federal and state statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (800) 977-2947 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Shareholder Information

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.

Risks Presented by Excessive Trading Practices

Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds cannot always reasonably detect market timing when financial intermediaries submit purchase, exchange and redemption orders through omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Restriction and Rejection of Purchase or Exchange Orders

The Funds reserve the right to restrict or reject, for any reason, and without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period.

The Funds’ policy restricting short-term trading generally applies to all investors. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with financial intermediaries that are authorized to submit orders in nominee name on behalf of other parties. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of any of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in any of the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of any of the Funds on behalf of other persons.

Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Important Notice to Financial Intermediaries

The Funds require that you identify yourself if you are a financial intermediary that establishes omnibus accounts in the Funds for your customers. If you do not identify yourself and a Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately and send you the proceeds computed at the current NAV.

Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in the Praxis Class A shares and ways to qualify for reduced sales charges. This prospectus, which includes sales load breakpoint information, is available on the Funds’ website at www.praxismutualfunds.com. In addition, a description of such sales load breakpoints and ways to qualify for reduced sales charges is provided on the website.

Sales Charge (Load)	Front-end sales charge; reduced sales charges available.(1)
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50 percent of each Fund’s total assets.(2)

(1)	You may incur a Contingent Deferred Sales Charge (CDSC) on shares redeemed within 2 years of a purchase of $1 million or more.

(2)	The Trustees have authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Calculation of Sales Charges

You may purchase Class A Shares at their public offering price, which is equal to their NAV, plus a sales charge imposed at the time of purchase. Part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. Because of rounding of the calculation in determining the sales charge, you may pay more or less than what is shown in the tables below.

The current sales charge rates for each of the Funds are as follows:

For the Impact Bond Fund

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	3.75%	3.90%	3.25%
$50,000 but less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.00%	1.01%	0.50%
$1,000,000 and above	0.00%	0.00%	See below

For the International Index Fund, the Value Index Fund, the Growth Index Fund, the Small Cap Index Fund, the Conservative Portfolio, the Balanced Portfolio, and the Growth Portfolio

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.00%
$1,000,000 and above	0.00%	0.00%	See below

Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. You may qualify for reduced sales charges under the following circumstances:

●

Rights of Accumulation (“ROA”). When the value of shares of any class you already own (excluding your Everence Money Market Account) plus the amount you invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. The value of the shares you already own is based on the current day’s NAV. You can include purchases by, and accounts owned by, family household members at the same address (spouse and children under the age of 21). You will need to provide written instructions with respect to accounts that should be aggregated under this ROA.

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

●

Letter of Intent. You may combine share purchases of any Fund (excluding your Everence Money Market Account) and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward the fulfillment of the LOI. Your accumulated holdings (as described and calculated under “Rights of Accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the LOI. Shares equal to 5 percent of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from the redemption of the escrowed shares. Any remaining escrowed shares will be released to you.

If you establish an LOI with the Praxis Mutual Funds you can aggregate your accounts as well as the accounts of your immediate family members at the same address (spouse and children under the age of 21). You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Your first purchase of shares at a reduced sales charge under a LOI indicates acceptance of these terms.

To obtain such discounts, it is necessary at the time of purchase for a shareholder to inform the Fund or financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet these sales load breakpoints. If you do not inform the Fund that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled.

In addition to the breakpoint discount methods described above, the Funds reserve the right to reduce or waive sales charges under certain circumstances and for certain categories of investors or to modify these waivers at any time.

403(b), SIMPLE IRA and SEP IRA

Participants in these group retirement plans are eligible to aggregate assets at the plan level to qualify for reduced Class A sales charges, provided that a group discount is requested. If a group discount is requested, assets in group retirement plans cannot also be used by participants to qualify for reduced sales charges in their individual accounts.

Sales Charge Waivers

The following qualify for waivers of front-end sales charges:

1.

Current or retired Trustees of the Funds, officers, directors, employees and retired employees of the Adviser or any Sub- Adviser and the Adviser’s or any Sub-Adviser’s affiliates, and spouses and children under the age of 21 of each of the foregoing;

2.

Employees or registered representatives (and their spouses and children under the age of 21, and their employed staff) of financial institutions or broker-dealers having agreements to sell Shares of the Funds;

3.	All Everence Capital Management, Everence Foundation and Everence Trust Company investment advisory accounts and other affiliates of the Adviser;

4.

Clients of financial intermediaries who (1) charge a management, consulting or other fee for their services; or (2) have entered into an agreement with the principal underwriter to offer Class A shares through a load-waived network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

5.	Employee benefit or retirement plans, other than employee benefit or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed;

6.

Purchases through a broker-dealer or other financial intermediaries maintaining an omnibus account with the Funds, provided purchases are made by (a) registered investment advisers; or (b) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”;

7.	Direct purchases of Class A shares by accounts where no financial intermediary is specified;

8.

Class A shareholders who make a permitted direct transfer or rollover to a Praxis IRA from an employer-sponsored retirement plan previously invested in Praxis funds (applicable only to the portion previously invested in Praxis funds), provided that sufficient documentation is provided to the transfer agent of such transfer or rollover at the time of the account opening.

9.	Purchases through a systematic reinvestment of capital gains and dividend distributions from other Praxis Funds.

Shareholders must notify the Funds either directly or through their broker-dealers AT THE TIME OF PURCHASE that they are entitled to a waiver of the sales charge. The waiver will be granted subject to confirmation of the investor’s situation.

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Funds may eliminate, modify or add to the terms of these sales charge waivers at any time without providing advance notice to shareholders.

The Distributor may provide additional compensation to securities dealers in an amount up to 0.50 percent of the offering price of shares, as applicable, of the Funds for individual sales of $1 million or above.

Application of CDSC

For purchases into the Class A shares of $1 million or more and purchases into accounts with a value of more than $1 million, regardless of amount, there is no initial sales charge. However, a Contingent Deferred Sales Charge (CDSC) of 0.50 percent will be charged on these shares if redeemed in the first year after purchase, and 0.25 percent if redeemed in the second year after purchase if the distributor paid additional compensation to securities dealers as noted above.

The CDSC for Class A shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. However, any period of time you held shares in the Everence Money Market Account will not be counted for purposes of calculating the CDSC.

The CDSC for Class A shares is generally waived in the following cases:

1.

Shares sold following the death or disability of a Shareholder. A Shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The Shareholder must furnish proof of disability to the Funds;

2.	To the extent the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan;

3.	To the extent the redemption is involuntary;

4.

For redemptions where the Shareholder withdraws no more than 12 percent of the account value annually using the Systematic Withdrawal Plan feature, subject to the limitation set forth under “Systematic Withdrawal Plan”, above;

5.	Redemptions from 403(b), SIMPLE IRA or SEP IRA plans where assets are aggregated to qualify for reduced sales charges.

Shareholders must notify the Funds directly, AT THE TIME OF REDEMPTION, that they are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of the investor’s situation.

Additional Payments to Financial Intermediaries

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds. This compensation may be made to supplement commissions re-allowed to dealers and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional cost to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate or ongoing shareholder services provided by that affiliate to shareholders.

The Adviser may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund.

Reinstatement Privilege

You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to the Fund. If the redemption proceeds were from the sale of your Praxis Fund shares, you can reinvest into shares of any Praxis Fund Class A with the same registration at the NAV next calculated after the Fund receives your request.

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

Distribution and Service (12b-1) Fees

Class A Shares incur 12b-1 fees. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis and may increase the cost of your investment. See “Fees and Expenses” tables for the Funds for additional information.

The Rule 12b-1 Plan authorizes Class A shares to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund, although the Board of Trustees has currently authorized payments not to exceed 0.25 percent. The Distributor may use up to 0.25 percent of the 12b-1 fee for shareholder servicing and for distribution.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Exchanging Your Shares

Instructions for Exchanging Shares

You can exchange your shares in one Fund for the same class shares of another Fund, or into or from the Everence Money Market Account (for more information regarding the Everence Money Market Account see section entitled “Purchasing and Adding to Your Shares”), usually without paying additional sales charges (see “Notes on Exchanges” below), subject to eligibility requirements. Additionally, you can exchange your Class A shares of a particular fund for Class I shares of the same fund at relative net asset value, subject to the requirement as to minimum amount.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another generally are taxable. Exchanges may be made by sending a written request to Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 977-2947.

Please provide the following information:

●	Your name and telephone number

●	The exact name on your account

●	Taxpayer Identification Number (usually your Social Security Number)

●	Dollar value or number of shares to be exchanged

●	The name of the Fund from which the exchange is to be made, the Fund number, and the account number

●	The name of the Fund and the Fund number into which the exchange is being made. If this is an existing account, please provide the account number.

See “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

The registration and Tax Identification Numbers of the two accounts must be identical. The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

If you enter the Praxis Funds via the Everence Money Market Account and subsequently exchange to any Class A Fund, we will assess the sales charge that applies to the Fund. Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request electronic delivery of Fund prospectuses and other reports by calling the Funds at (800) 977-2947 or by registering for online access by visiting www.praxismutualfunds.com.

Combined General Mailings (Householding)

Multiple accounts held directly with Praxis that have the same Social Security Number will receive one mailing per household of information such as prospectuses, and other related documents. Call Praxis at (800) 977-2947 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing.

Directed Dividends

A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions from a Fund reinvested in one of the other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100 percent) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Funds.

Shareholder Information

Automatic Voluntary Charitable Contributions to the Everence Foundation

The Everence Foundation, an affiliate of Everence, was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation’s primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

In keeping with the Stewardship Investing objectives of the Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to the Foundation. To make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash.

Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. To qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

The Foundation will manage contributions received from shareholders in the Foundation’s “Donor Advised Fund”, under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the recipient of their donation and the possible timing and amounts of distributions. The Donor Advised Fund has a minimum distribution amount of $100 and requires a minimum balance of $1,000 at all times. The Foundation retains legal and equitable control of the Donor Advised Fund and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Everence Foundation Donor Advised Fund by making contributions directly to the Foundation.

Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax-deductible as an itemized deduction on the tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors’ meetings. The Foundation and the Adviser have certain officers in common. In addition, certain officers of the Foundation also serve on the Board of Directors for the Adviser.

You may obtain additional information, including the operating procedures of the Donor Advised Fund, by writing to The Everence Foundation, 1110 N. Main Street, Goshen, Indiana, 46528.

Charitable Gift Option

The charitable gift option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the charitable gift option, shareholders should call (800) 977-2947 for more information and to receive the necessary enrollment forms. For a shareholder to change the charitable gift option instructions or to discontinue the feature, a written request must be sent to the Funds. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Funds, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund are usually paid annually. Income dividends on the Impact Bond Fund are usually paid monthly. To the extent the Genesis Portfolios invest in the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund and receive dividends, they will be paid annually. To the extent the Genesis Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Capital gains, if any, for all Funds are distributed at least annually.

A redemption or exchange of shares is considered a sale, and capital gains from any sale or exchange may be subject to applicable taxes. Generally, any such capital gains will be long-term or short-term depending on whether the holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long- term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under the “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in, first-out or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Shareholder Information

Dividends, Distributions and Taxes (continued)

Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

An additional 3.8 percent Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If more than 50 percent of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50 percent of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is expected that, in certain years, the International Index Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the International Index Fund.

You will be notified no later than February each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders will generally be subject to U.S. withholding tax with respect to dividends received from a Fund and may be subject to U.S. estate tax with respect to their shares of a Fund. There is a penalty on certain pre-retirement distributions from retirement accounts.

This tax discussion is meant only as a general summary. Because each investor’s tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

Fund Management

The Investment Adviser

Everence Capital Management, Inc. (“Everence” or the “Adviser”), 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. It is a separate corporate entity owned by Everence Holdings, Inc., and is a registered investment adviser with the Securities and Exchange Commission (“SEC”). As of December 31, 2023, the Adviser had over $2.22 billion in assets under management solely through management of the Praxis Mutual Funds.

The Adviser has retained Aperio Group, LLC (“Aperio”) as the investment sub-adviser to the International Index Fund (Aperio may be referred to as “Sub-Adviser”). The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, CA 94965. As of December 31, 2023 Aperio had $80 billion in assets under management, of which approximately $396 million is attributed to the International Index Fund.

Praxis Mutual Funds

The Adviser makes the day-to-day investment decisions for the Impact Bond Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Index Fund and oversees the Sub-Adviser’s daily investment of the assets for the International Index Fund. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the Stewardship Investing aspects of each Fund’s program. For these advisory services, the Funds paid the following management fees (including waivers and recoupment) during the fiscal year ended December 31, 2023:

Percentage of average net assets
Impact Bond Fund	0.40% up to and including $500 million; 0.30% over $500 million
International Index Fund	0.53% up to and including $100 million; 0.41% over $100 million and up to $500 million; 0.38% over $500 million
Value Index Fund	0.30% up to and including $200 million; 0.20% over $200 million
Growth Index Fund	0.30% up to and including $200 million; 0.20% over $200 million
Small Cap Index Fund	0.30% up to and including $200 million; 0.20% over $200 million*

*

Contractual fees (as a percentage of average daily net assets) were 0.30 percent for the Small Cap Index Fund. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to applicable expense limitation agreements that were in effect throughout the full fiscal year. Pursuant to the applicable agreement, during the fiscal year ended December 31, 2023, the Adviser waived or reimbursed $0 in respect to the Small Cap Index Fund. A Fund’s obligation to repay deferred fees accrued in any fiscal year shall expire three years after the end of such fiscal year.

Genesis Portfolios

The Adviser makes the day-to-day asset allocation and investment decisions for the Genesis Portfolios. In addition, the Adviser continuously reviews, supervises and administers each Portfolio’s investment program, and is responsible for directing the Stewardship Investing aspects of each Portfolio’s program. For these advisory services, the Genesis Portfolios paid the following management fees (including waivers and recoupment) during the fiscal year ended December 31, 2023:

Percentage of average net assets
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

In addition to these fees, the Adviser receives advisory fees for managing the underlying Praxis Funds, a portion of which are paid indirectly by the Genesis Portfolios.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser and the Sub-Investment Advisory Agreements between the Adviser and the Sub-Adviser is available in the Funds’ annual report to shareholders for the period ending December 31, 2023.

FUND MANAGEMENT

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the daily investment of the assets of the Funds:

Impact Bond Fund

Benjamin Bailey, CFA® — Benjamin Bailey joined Everence in 2000. He was named co-portfolio manager of the Impact Bond Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at Everence working as an investment services support assistant and then as a fixed income research analyst. Mr. Bailey received his Bachelor’s degree in business-economics from Huntington College (Ind.) in 2000. He is a CFA® charterholder.

Chris Woods, CFA® — Chris Woods was named co-portfolio manager of the Impact Bond Fund as of May 1, 2018. He began his investment career with Everence in 2017. He received a Bachelor’s degree in Finance from The Ohio State University. Mr. Woods has over 30 years of fixed income investment experience. He is a CFA® charterholder.

International Index Fund

Michael Branch, CFA® — Michael Branch is a Senior Portfolio Manager and Manager of Portfolio Research at Aperio, a position he has held since 2012. He is responsible for leading the research efforts that support the implementation and enhancement of existing strategies as well as new strategy development. He received his Bachelor’s degree in Finance from the University of Arizona. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco.

Brian Ko — is Portfolio Manager and Analysis Lead at Aperio Group, LLC. Mr. Ko provides portfolio management, trading, and analytical support for client portfolios. He is a member of the portfolio management team responsible for rebalancing accounts, overseeing the day-to-day workflow of client requests, and providing analysis of client portfolios. Prior to Aperio, Mr. Ko worked in fund accounting at State Street Bank and in investment operations at Lateef Investment Management. Mr. Ko received his Bachelor of Science in Managerial Economics from the University of California, Davis and a Master of Science in Financial Analysis from Saint Mary’s College of California.

Annie Tan — Annie Tan has been a portfolio manager at Aperio since October 2013, where she supervises and manages Aperio’s ESG/SRI portfolio management efforts. She also provides analytical support in the research, portfolio management, and trading of client portfolios. Prior to joining Aperio, Annie was an Investment Analyst at Dragon Financial Group in 2013. She received her Bachelor’s degree in Economics from the University of California, Davis and her MS in Financial Analysis from the University of San Francisco.

Value Index Fund, Growth Index Fund and Small Cap Index Fund

Dale Snyder, CFA® — Dale Snyder has been a portfolio manager of the Value Index Fund and Growth Index Fund since June 17, 2013 and the portfolio manager of the Small Cap Index Fund since January 1, 2017. He joined Everence in 1999 as an equity analyst and has held other investment roles since that time. Mr. Snyder holds a Bachelor’s degree in Business (minor in Economics) from Goshen (Ind.) College and a Masters in Business Administration from Indiana University. He is a CFA® charterholder.

Conservative Portfolio, Balanced Portfolio and Growth Portfolio

Benjamin Bailey, CFA® — Benjamin Bailey joined Everence in 2000. He was named co-portfolio manager of each of the Portfolios since June 17, 2013. In addition, Mr. Bailey has been a portfolio manager of the Praxis Impact Bond Fund since March 2005. Prior to that time, Mr. Bailey served as assistant portfolio manager for the Praxis Intermediate Fund since 2002, and began his investment career at Everence working as an investment services support assistant and then as a fixed income research analyst. Mr. Bailey received his Bachelor’s degree in business-economics from Huntington College (Ind.) in 2000. He is a CFA® charterholder.

Dale Snyder, CFA® — Dale Snyder has been a portfolio manager of the Value Index Fund and Growth Index Fund since June 17, 2013 and the portfolio manager of the Small Cap Index Fund since January 1, 2017. He joined Everence in 1999 as an equity analyst and has held other investment roles since that time. Mr. Snyder holds a Bachelor’s degree in Business (minor in Economics) from Goshen (Ind.) College and a Masters in Business Administration from Indiana University. He is a CFA® charterholder.

The SAI has more detailed information about the Adviser, Aperio and other service providers, as well as additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.

ADDITIONAL INDEX INFORMATION

The “S&P 500 Index”, “S&P 500 Value Index”, “S&P Growth Index” and the and the “S&P Small Cap 600 Index” are each a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s®, S&P® and S&P 500®, and has been licensed for use by Everence Financial. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Standard & Poor’s®, S&P® and S&P 500® is a trademark of Standard & Poor’s®, S&P® and S&P 500®. The

FUND MANAGEMENT

Additional Index Information (continued)

trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Everence Financial. Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Standard & Poor’s®, S&P® and S&P 500®. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® make any representation or warranty, express or implied, to the owners of the Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis Growth Index Fund, Praxis Value Index Fund or the Praxis Small Cap Index Fund particularly or the ability of the S&P 500 Index, S&P 500 Value Index, S&P Growth Index, or S&P Small Cap 600 Index to track general market performance. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® only relationship to Everence Financial with respect to the S&P 500 Index, S&P 500 Value Index, S&P Growth Index or S&P SmallCap 600 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index, S&P 500 Value Index, S&P Growth Index, and S&P Small Cap 600 Index are each determined, composed and calculated by S&P Dow Jones Indices or Standard & Poor’s®, S&P® and S&P 500® without regard to Everence Financial or the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation to take the needs of Everence Financial or the owners of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund into consideration in determining, composing or calculating the S&P 500 Index, S&P 500 Value Index, S&P Growth Index, or S&P SmallCap 600 Index. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® are responsible for and have not participated in the determination of the prices, and amount of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund or the timing of the issuance or sale of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund or in the determination or calculation of the equation by which the Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation or liability in connection with the administration, marketing or trading of the Praxis Growth Index Fund, Praxis Value Index Fund or Praxis Small Cap Index Fund. There is no assurance that investment products based on the S&P 500 Index or S&P 500 Value Index will accurately track index performance or provide positive investment returns.

S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR STANDARD & POOR’S®, S&P® AND S&P 500® GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 500 VALUE INDEX, S&P GROWTH INDEX, S&P SMALLCAP 600 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY EVERENCE FINANCIAL, OWNERS OF THE PRAXIS GROWTH INDEX FUND, PRAXIS VALUE INDEX FUND, OR PRAXIS SMALL CAP INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 500 VALUE INDEX, S&P GROWTH INDEX, OR S&P SMALLCAP 600 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR STANDARD & POOR’S®, S&P® AND S&P 500® BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND EVERENCE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Praxis International Index Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of the Praxis International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis International Index Fund in particular or the ability of the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM to track general stock market performance. Morningstar’s only relationship to Everence Capital Management, Inc. is the licensing of certain trademarks, service marks, and service names of Morningstar and of the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM which is determined, composed and calculated by Morningstar without regard to Everence Capital Management, Inc. or the Praxis International Index Fund. Morningstar has no obligation to take the needs of Everence Capital Management, Inc. or the owners of Praxis International Index Fund into consideration in determining, composing or calculating the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Praxis International Index Fund or the timing of the issuance or sale of the Praxis International Index Fund or in the determination or calculation of the equation by which the Praxis International Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Praxis International Index Fund.

MORNINGSTAR, INC., EXPRESSLY DISCLAIMS ANY WARRANTY AROUND THE ACCURACY, COMPLETENESS AND/OR TIMELINESS OF THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEXSM OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS

THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY EVERENCE CAPITAL MANAGEMENT, INC., OWNERS OR USERS OF THE PRAXIS INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEXSM OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Distributor and Administrator

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04104, is the Funds’ distributor. Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04104, is the Funds’ administrator.

Financial Highlights

Introduction

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. The report of Cohen & Company, Ltd. along with the Funds’ financial statements, are included in the annual report of the Funds, which is available upon request.

Financial Highlights

Praxis Impact Bond Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.19	$10.78	$11.19	$10.67	$10.12
Net investment income (a)	0.24	0.17	0.14	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.26	(1.58)	(0.39)	0.60	0.55
Total from investment operations	0.50	(1.41)	(0.25)	0.79	0.78
Less distributions from:
Net investment income	(0.24)	(0.18)	(0.16)	(0.20)	(0.23)
Net realized gains	—	—	—	(0.07)	—
Total distributions	(0.24)	(0.18)	(0.16)	(0.27)	(0.23)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.45	$9.19	$10.78	$11.19	$10.67
Total return (excludes sales charge)	5.56%	(13.12%)	(2.23%)	7.45%	7.75%
Net assets at end of year (in 000s)	$33,489	$29,546	$41,413	$48,146	$58,383
Ratio of expenses to average net assets	0.88%	0.94%	0.88%	0.92%	0.95%
Ratio of net investment income to average net assets	2.60%	1.74%	1.28%	1.72%	2.16%
Portfolio turnover rate	13.19%	21.12%	14.68%	31.27%	17.58%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Impact Bond Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.15	$10.72	$11.14	$10.62	$10.08
Net investment income (a)	0.28	0.21	0.18	0.23	0.27
Net realized and unrealized gains (losses) on investments	0.25	(1.56)	(0.39)	0.61	0.54
Total from investment operations	0.53	(1.35)	(0.21)	0.84	0.81
Less distributions from:
Net investment income	(0.28)	(0.22)	(0.21)	(0.25)	(0.27)
Net realized gains	—	—	—	(0.07)	—
Total distributions	(0.28)	(0.22)	(0.21)	(0.32)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.40	$9.15	$10.72	$11.14	$10.62
Total return	5.87%	(12.65%)	(1.93%)	7.94%	8.15%
Net assets at end of year (in 000s)	$819,818	$639,959	$773,270	$680,940	$530,250
Ratio of expenses to average net assets	0.49%	0.49%	0.48%	0.52%	0.53%
Ratio of net investment income to average net assets	3.00%	2.20%	1.68%	2.08%	2.58%
Portfolio turnover rate	13.19%	21.12%	14.68%	31.27%	17.58%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis International Index Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$11.07	$13.50	$12.82	$11.50	$9.77
Net investment income (a)	0.23	0.20	0.18	0.10	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	1.38	(2.46)	0.75	1.32	1.73
Total from investment operations	1.61	(2.26)	0.93	1.42	1.91
Less distributions from:
Net investment income	(0.35)	(0.17)	(0.25)	(0.10)	(0.18)
Paid-in capital from redemption fees	—	—	—	—	0.00 (b)
Net asset value at end of year	$12.33	$11.07	$13.50	$12.82	$11.50
Total return (excludes sales charge)	14.51%	(16.72%)	7.22%	12.37%	19.55%
Net assets at end of year (in 000s)	$12,463	$10,526	$10,859	$11,251	$11,074
Ratio of expenses to average net assets	1.10%	1.24%	1.20%	1.30%	1.40%
Ratio of net investment income to average net assets	1.98%	1.71%	1.32%	0.92%	1.70%
Portfolio turnover rate	19.21%	37.48%	39.58%	86.12%	20.61%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis International Index Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$11.11	$13.53	$12.86	$11.53	$9.80
Net investment income (a)	0.29	0.27	0.27	0.18	0.27
Net realized and unrealized gains (losses) on investments and foreign currencies	1.38	(2.46)	0.74	1.34	1.73
Total from investment operations	1.67	(2.19)	1.01	1.52	2.00
Less distributions from:
Net investment income	(0.40)	(0.23)	(0.34)	(0.19)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.38	$11.11	$13.53	$12.86	$11.53
Total return	15.07%	(16.18%)	7.83%	13.18%	20.45%
Net assets at end of year (in 000s)	$383,812	$327,905	$370,796	$308,764	$277,404
Ratio of expenses to average net assets	0.60%	0.62%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets	2.46%	2.36%	1.94%	1.62%	2.48%
Portfolio turnover rate	19.21%	37.48%	39.58%	86.12%	20.61%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Value Index Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.18	$17.32	$14.42	$15.13	$11.81
Net investment income (a)	0.23	0.26	0.22	0.26	0.24
Net realized and unrealized gains (losses) on investments	2.80	(1.63)	3.30	0.26 (b)	3.56
Total from investment operations	3.03	(1.37)	3.52	0.52	3.80
Less distributions from:
Net investment income	(0.16)	(0.07)	(0.31)	—	(0.23)
Net realized gains	(0.64)	(0.70)	(0.31)	(1.23)	(0.25)
Total distributions	(0.80)	(0.77)	(0.62)	(1.23)	(0.48)
Paid-in capital from redemption fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.41	$15.18	$17.32	$14.42	$15.13
Total return (excludes sales charge)	20.04%	(7.86%)	24.52%	3.58%	32.21%
Net assets at end of year (in 000s)	$30,598	$25,497	$22,442	$18,863	$30,603
Ratio of expenses to average net assets	0.70%	0.75%	0.78%	0.91%	0.86%
Ratio of net investment income to average net assets	1.39%	1.63%	1.34%	1.90%	1.72%
Portfolio turnover rate	45.27%	53.35%	28.06%	44.98%	39.06%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.

(c)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Value Index Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.05	$17.18	$14.30	$15.02	$11.72
Net investment income (a)	0.28	0.31	0.28	0.32	0.30
Net realized and unrealized gains (losses) on investments	2.78	(1.61)	3.29	0.27 (b)	3.53
Total from investment operations	3.06	(1.30)	3.57	0.59	3.83
Less distributions from:
Net investment income	(0.21)	(0.13)	(0.38)	(0.08)	(0.28)
Net realized gains	(0.64)	(0.70)	(0.31)	(1.23)	(0.25)
Total distributions	(0.85)	(0.83)	(0.69)	(1.31)	(0.53)
Paid-in capital from redemption fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.26	$15.05	$17.18	$14.30	$15.02
Total return	20.42%	(7.55%)	25.08%	4.07%	32.74%
Net assets at end of year (in 000s)	$469,374	$373,084	$417,164	$290,133	$223,097
Ratio of expenses to average net assets	0.38%	0.38%	0.38%	0.44%	0.44%
Ratio of net investment income to average net assets	1.70%	1.98%	1.73%	2.32%	2.16%
Portfolio turnover rate	45.27%	53.35%	28.06%	44.98%	39.06%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.

(c)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Growth Index Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$29.04	$42.88	$33.96	$27.23	$22.05
Net investment income (a)	0.23	0.10	0.03	0.11	0.20
Net realized and unrealized gains (losses) on investments	8.33	(12.27)	10.69	8.80	6.71
Total from investment operations	8.56	(12.17)	10.72	8.91	6.91
Less distributions from:
Net investment income	(0.23)	—	(0.03)	(0.10)	(0.20)
Net realized gains	(0.43)	(1.67)	(1.77)	(2.08)	(1.53)
Total distributions	(0.66)	(1.67)	(1.80)	(2.18)	(1.73)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$36.94	$29.04	$42.88	$33.96	$27.23
Total return (excludes sales charge)	29.48%	(28.42%)	31.60%	32.81%	31.45%
Net assets at end of year (in 000s)	$88,260	$72,214	$109,319	$90,516	$84,526
Ratio of expenses to average net assets	0.66%	0.67%	0.66%	0.75%	0.79%
Ratio of net investment income to average net assets	0.70%	0.28%	0.08%	0.38%	0.78%
Portfolio turnover rate	35.55%	49.76%	18.17%	28.05%	32.33%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Growth Index Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$29.40	$43.27	$34.25	$27.45	$22.21
Net investment income (a)	0.33	0.21	0.15	0.21	0.30
Net realized and unrealized gains (losses) on investments	8.44	(12.39)	10.79	8.87	6.76
Total from investment operations	8.77	(12.18)	10.94	9.08	7.06
Less distributions from:
Net investment income	(0.33)	(0.02)	(0.15)	(0.20)	(0.29)
Net realized gains	(0.43)	(1.67)	(1.77)	(2.08)	(1.53)
Total distributions	(0.76)	(1.69)	(1.92)	(2.28)	(1.82)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$37.41	$29.40	$43.27	$34.25	$27.45
Total return	29.82%	(28.18%)	31.97%	33.19%	31.91%
Net assets at end of year (in 000s)	$452,516	$378,141	$420,287	$309,772	$241,118
Ratio of expenses to average net assets	0.37%	0.36%	0.36%	0.43%	0.43%
Ratio of net investment income to average net assets	0.98%	0.60%	0.38%	0.69%	1.13%
Portfolio turnover rate	35.55%	49.76%	18.17%	28.05%	32.33%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Small Cap Index Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$8.70	$11.00	$9.69	$8.85	$7.44
Net investment income (a)	0.06	0.03	0.02	0.02	0.03
Net realized and unrealized gains (losses) on investments	1.32	(2.24)	2.52	0.90	1.56
Total from investment operations	1.38	(2.21)	2.54	0.92	1.59
Less distributions from:
Net investment income	(0.09)	—	(0.03)	(0.04)	—
Net realized gains	—	(0.09)	(1.20)	(0.04)	(0.18)
Total distributions	(0.09)	(0.09)	(1.23)	(0.08)	(0.18)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.99	$8.70	$11.00	$9.69	$8.85
Total return (excludes sales charge)	15.87%	(20.08%)	26.53%	10.39%	21.36%
Net assets at end of year (in 000s)	$6,141	$5,296	$6,656	$5,173	$4,665
Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.12%	1.12%
Ratio of gross expenses to average net assets*	1.04%	1.09%	1.12%	1.37%	1.42%
Ratio of net investment income to average net assets	0.63%	0.37%	0.13%	0.25%	0.33%
Portfolio turnover rate	38.41%	35.74%	40.95%	39.21%	21.59%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Small Cap Index Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.68	$12.17	$10.60	$9.66	$8.13
Net investment income (a)	0.13	0.11	0.11	0.08	0.09
Net realized and unrealized gains (losses) on investments	1.49	(2.50)	2.76	0.98	1.71
Total from investment operations	1.62	(2.39)	2.87	1.06	1.80
Less distributions from:
Net investment income	(0.15)	(0.01)	(0.10)	(0.08)	(0.09)
Net realized gains	—	(0.09)	(1.20)	(0.04)	(0.18)
Total distributions	(0.15)	(0.10)	(1.30)	(0.12)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.15	$9.68	$12.17	$10.60	$9.66
Total return	16.67%	(19.60%)	27.36%	11.04%	22.12%
Net assets at end of year (in 000s)	$159,172	$143,969	$166,462	$134,490	$115,562
Ratio of expenses to average net assets	0.44%	0.43%	0.43%	0.45%	0.45%
Ratio of net investment income to average net assets	1.32%	1.02%	0.83%	0.94%	1.02%
Portfolio turnover rate	38.41%	35.74%	40.95%	39.21%	21.59%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Conservative Portfolio — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$10.85	$12.99	$12.99	$12.20	$11.02
Net investment income (a)	0.22	0.17	0.20	0.26	0.21
Net realized and unrealized gains (losses) on investments	0.84	(2.06)	0.37	0.99	1.23
Total from investment operations	1.06	(1.89)	0.57	1.25	1.44
Less distributions from:
Net investment income	(0.23)	(0.17)	(0.20)	(0.27)	(0.20)
Net realized gains	(0.02)	(0.08)	(0.37)	(0.19)	(0.06)
Total distributions	(0.25)	(0.25)	(0.57)	(0.46)	(0.26)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.66	$10.85	$12.99	$12.99	$12.20
Total return (excludes sales charge)	9.77%	(14.59%)	4.42%	10.28%	13.14%
Net assets at end of year (in 000s)	$24,573	$24,185	$28,609	$27,763	$26,761
Ratio of net expenses to average net assets†	0.62%	0.58%	0.60%	0.60%	0.61%
Ratio of gross expenses to average net assets†	0.62%	0.58%	0.58%**	0.58%**	0.63%**
Ratio of net investment income to average net assets†*	1.98%	1.43%	1.50%	2.05%	1.81%
Portfolio turnover rate	10.52%	13.60%	15.51%	28.90%	10.10%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

**	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Balanced Portfolio — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$13.31	$16.30	$15.40	$14.30	$12.39
Net investment income (a)	0.26	0.17	0.33	0.34	0.22
Net realized and unrealized gains (losses) on investments	1.62	(2.79)	1.47	1.50	2.07
Total from investment operations	1.88	(2.62)	1.80	1.84	2.29
Less distributions from:
Net investment income	(0.26)	(0.17)	(0.32)	(0.34)	(0.22)
Net realized gains	(0.09)	(0.20)	(0.58)	(0.40)	(0.16)
Total distributions	(0.35)	(0.37)	(0.90)	(0.74)	(0.38)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$14.84	$13.31	$16.30	$15.40	$14.30
Total return (excludes sales charge)	14.15%	(16.06%)	11.77%	12.97%	18.54%
Net assets at end of year (in 000s)	$90,217	$78,828	$95,935	$87,527	$83,240
Ratio of expenses to average net assets†	0.47%	0.47%	0.46%	0.49%	0.52%
Ratio of net investment income to average net assets†*	1.82%	1.21%	2.01%	2.38%	1.64%
Portfolio turnover rate	10.51%	12.96%	15.28%	21.52%	9.43%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Growth Portfolio — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.42	$19.15	$17.17	$15.79	$13.30
Net investment income (loss) (a)	0.27	0.17	0.43	0.40	0.21
Net realized and unrealized gains (losses) on investments	2.35	(3.44)	2.43	1.81	2.73
Total from investment operations	2.62	(3.27)	2.86	2.21	2.94
Less distributions from:
Net investment income	(0.27)	(0.16)	(0.42)	(0.39)	(0.21)
Net realized gains	(0.14)	(0.30)	(0.46)	(0.44)	(0.24)
Total distributions	(0.41)	(0.46)	(0.88)	(0.83)	(0.45)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.63	$15.42	$19.15	$17.17	$15.79
Total return (excludes sales charge)	16.98%	(17.05%)	16.72%	14.08%	22.16%
Net assets at end of year (in 000s)	$103,648	$87,208	$100,854	$85,649	$74,220
Ratio of expenses to average net assets†	0.49%	0.48%	0.49%	0.54%	0.58%
Ratio of net investment income (loss)to average net assets†*	1.63%	1.02%	2.28%	2.59%	1.42%
Portfolio turnover rate	7.57%	10.46%	12.90%	18.36%	7.72%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

*	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Praxis Mutual Funds

Notice of Privacy Policy and Practices

Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our shareholders. We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will understand the nature of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources(1):

●	Account applications and other forms — which may include a customer’s name, address, Social Security Number and information about a customer’s investment goals and risk tolerance;

●	Account history — including information about the transactions and balances in a customer’s account(s); and

●	Correspondence — written, telephonic or electronic between a customer and Praxis Mutual Funds or service providers to Praxis Mutual Funds.

We may disclose all the information described above to certain third parties who are affiliated with Praxis Mutual Funds under one or more of these circumstances:

●	As authorized — if you request or authorize the disclosure of the information.

●

As permitted by law — for example sharing information with companies who maintain or service customer accounts for Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●	Under joint agreement — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require Praxis Mutual Funds service providers to maintain:

●	policies and procedures designed to assure only appropriate access to, and use of information about customers of Praxis Mutual Funds; and

●	physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of Praxis Mutual Funds.

We will adhere to the policies and procedures described in this notice regardless of whether you are a current or former shareholder of Praxis Mutual Funds.

(1)

For purposes of this notice, the terms “customer” or “customers” include individuals who provide nonpublic personal information to Praxis Mutual Funds, even if they do not invest in Praxis Mutual Fund shares.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Annual Reports, Semi-Annual Reports and the SAI, or request other information and discuss your questions about the funds, by contacting the broker that sells the Funds, or by contacting the Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (“the Commission”). You can get text-only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

●	Free on the EDGAR Database on the Commission’s website at http://www.sec.gov.

(1)	The Funds’ website is not a part of this prospectus.

Investment Company Act file no. 811-08056

Statement of Additional Information

Dated April 29, 2024 for:

Praxis Impact Bond Fund Class A (MIIAX) and Class I (MIIIX)

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Index Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

Each a separate Investment Portfolio of the

Praxis Mutual Funds

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the most current prospectus for the Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio, dated April 29, 2024, as amended or supplemented from time to time, (the “Prospectus”). Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio are hereinafter referred to individually as a “Fund” or the “Impact Bond Fund,” “International Index Fund,” “Value Index Fund,” “Growth Index Fund,” “Small Cap Index Fund,” “Genesis Conservative Portfolio,” “Genesis Balanced Portfolio,” and “Genesis Growth Portfolio,” respectively, and are hereinafter referred to collectively as the “Funds.” Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio are referred to hereinafter collectively as the “Genesis Portfolios.” The Funds are separate investment portfolios of Praxis Mutual Funds (the “Trust”), an open-end management investment company that currently consists of 8 separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by telephoning toll free (800) 977-2947.

STATEMENT OF ADDITIONAL INFORMATION PRAXIS MUTUAL FUNDS

Praxis Mutual Funds (the “Trust”) is an open-end management investment company which currently offers 8 separate investment portfolios (each a “Fund” and collectively, the “Funds”). Each Fund is a diversified portfolio of the Trust. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund (“Shares”) should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Additional Information about Portfolio Instruments

The following discussion supplements the disclosure about the investment objectives, policies and risk factors of the Funds, other than the Genesis Portfolios, as set forth in the Prospectus. Each of these policies and restrictions will be applied subject to all applicable investment objectives, policies and restrictions contained in the Prospectus, including the social responsibility criteria set forth in the Prospectus. Information about the investment policies and restrictions of the Genesis Portfolios is in the section, “Investments by the Genesis Portfolios.” Throughout this section, except as otherwise indicated, “Adviser” includes the applicable Sub-Adviser for the International Index Fund.

Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) , or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s or such issues with comparable ratings by other nationally recognized statistical rating organizations (“NRSROs”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Board of Trustees, to be of comparable quality.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be limited to notes that are determined by the Adviser under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), and Tennessee Valley Authority, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe) , Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less trading volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“Term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

1

The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Each Fund’s custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

A Fund’s obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short- term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund’s securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

2

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the “SEC”) to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components, is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

When-Issued Securities. The Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.

Mortgage-Related Securities. The Impact Bond Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage- related securities issued by nongovernmental entities; provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), be deemed to be investment companies, the Fund’s investment in such securities will be subject to the limitations on investments in investment company securities set forth below under “Investment Restrictions”. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government- related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage- related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass- Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Impact Bond Fund may invest in mortgage-related securities that are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Impact Bond Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligations to make interest and principal payments are secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities, and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities, and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used.

3

Zero Coupon Obligations. The Impact Bond Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5 percent of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

Guaranteed Investment Contracts. The Impact Bond Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Impact Bond Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Income Participation Loans. The Impact Bond Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Impact Bond Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 15 percent of its net assets limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

The Impact Bond Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

Rights and Warrants. The Value Index Fund, Growth Index Fund and Small Cap Index Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Medium-Grade Debt Securities. Each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Medium-Grade Securities”).

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium- Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium- Grade Securities.

Lower Rated Debt Securities. The Impact Bond Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality. Securities rated in the four highest categories are commonly referred to as investment grade securities. Securities rated below investment grade (“Lower Rated Securities”) including the fifth and sixth ratings categories in which the Fund may invest, are commonly referred to as junk bonds. Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund’s ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10 percent of total assets.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are any investment that the Funds reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation for an indefinite period of time. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.:

Illiquid securities may include, among other things, (i) private placements or restricted securities (i.e. Rule 144A securities and Section 4(2) commercial paper) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)); (ii) securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) (iii) repurchase agreements maturing in more than 7 calendar days; (iv) private equity investment; and (v) OTC options and other derivative securities.:

4

Under procedures adopted by the Board of Trustees, the Trust has designated a Liquidity Committee to assess the liquidity risk of the Fund based on factors specific to the Fund. In making this determination, the Liquidity Committee will consider, as it deems appropriate under the circumstances and among other factors, (i) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is suitable for an open-ended structure; (ii) the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the use of borrowings for investment purposes (whether from a bank or through financing transactions such as repurchase agreements and short sales) ; (iv) short-term and long- term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (vi) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.:

Securities of Other Investment Companies. Each Fund may invest in securities issued by other funds, including those advised by the Adviser to the extent permitted by the 1940 Act and the SEC. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund’s investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed- upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102 percent of the repurchase price marked to market daily (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker- dealers and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending. In order to generate additional income, each Fund may from time to time, but is not required to, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102 percent of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars; (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government; or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment, assuming the Fund receives sufficient advance notice of the matter. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

Community Development Investing. Each Fund is permitted to invest up to 3 percent of its total assets in community development investments, including investments in community developments notes (“CDI Notes”), which are variable rate notes issued by various unaffiliated organizations to fund community development initiatives. CDI Notes may be rated below investment grade if they are rated by independent rating organizations and are treated by the Funds as illiquid assets. Through their community development investment program, including investments in CDI Notes, the Funds demonstrate their commitment to the creative use of market tools to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. The Funds typically invest in CDI Notes issued by third-party organizations.

CDI Notes typically offer a rate of return below the then-prevailing market rates, which means they are expected to underperform other debt instruments in which a Fund otherwise might invest. In addition, the CDI Notes are considered illiquid and below-investment grade. Illiquid securities may be difficult to sell in the ordinary course at the approximate price at which they are valued. Below-investment grade securities involve a greater risk of default or price decline than higher grade securities.

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of a Fund, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Index Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

Investments by the Genesis Portfolios

Each Fund seeks to achieve its investment goal by investing substantially all its assets in Class I shares of a different combination of Praxis Mutual Funds representing different allocations of stocks, bonds and cash investments and reflecting varying degrees of expected investment risk and potential reward. The target allocations as of the date of this SAI, which may be changed from time to time, are as follows. Each Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

	Total Assets in Bond Funds	Total Assets in Equity Funds
Genesis Conservative Portfolio	60%-80%	20%-40%
Genesis Balanced Portfolio	30%-50%	50%-70%
Genesis Growth Portfolio	10%-30%	70%-90%

As a result of market gains or losses, the percentage of the Genesis Portfolios’ assets invested in particular asset classes (i.e., bond or equity funds) at any given time may be different from the asset allocation model shown above. The information in the section “Additional Information about Portfolio Instruments” directly relates to the investment policies, techniques, and risks of the underlying Praxis Mutual Funds. It provides information about the types of securities in which one or more of the Genesis Portfolios may have indirect investment exposure through their investment in the underlying Praxis Mutual Funds.

Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including Exchange Traded Funds (“ETFs”) that are outside the Praxis Mutual Funds complex. Such investments are subject to limitations prescribed by the 1940 Act and the SEC. These limitations currently provide, in part, that the Genesis Portfolios may not purchase shares of an outside investment company if such a purchase would cause a Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company. Subject to applicable SEC rules, each Fund is not restricted by the foregoing limitations in purchasing shares of the Praxis Mutual Funds. As a shareholder in an investment company, a Fund will bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. The amount of expenses paid by a Fund on investments in other investment companies are disclosed in the Fees and Expenses table in the prospectus under “Acquired Fund Fees and Expenses” (“AFFE”).

5

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of the Genesis Conservative Portfolio, Genesis Balanced Portfolio or Genesis Growth Portfolio, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements.

Investment Restrictions

Fundamental Investment Restrictions. The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions:

1. Each Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

2. Each Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

3. Each Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

4. Each Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

5. Each Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

6. Each Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations, or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

7. With the exception of the Funds designated as a “non-diversified company,” if any, each Fund shall be a “diversified company” as those term terms are defined in the 1940 Act, as interpreted, modified, or applied from time to time by regulatory authority having jurisdiction; or

8. Each Fund may not invest in a security if, as a result of such investment, more than 25 percent of its net assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies; except that each Fund that has a principal investment strategy to track the performance of an index will concentrate (or not) approximately to the same extent as its index in the securities of a particular industry or group of industries;

Non-Fundamental Summaries of Current Legal Requirements Related to Certain Investment Restrictions. This section summarizes current legal requirements applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements are subject to change at any time and this section may be revised at any time to reflect changes in legal requirements or to further clarify existing requirements. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements should consult their own counsel.

With respect to Investment Restriction 1 (borrowing): Currently, the 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a Fund to borrow under two scenarios. First, a Fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300 percent” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets after the borrowing (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a Fund is permitted to borrow from banks or other lenders in an amount up to 5 percent of its total assets for temporary purposes.

With respect to Investment Restriction 2 (issuing senior securities): Currently, the 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in Investment Restriction 1, is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the SEC, mutual funds generally may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement and their investment strategies and policies do not prohibit those practices.

With respect to Investment Restriction 3 (underwriting) : Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, Investment Restriction 3 permits a Fund to sell securities in this circumstance.

With respect to Investment Restriction 7 (diversification) : Currently, a “diversified company” is defined under the 1940 Act to mean a mutual fund that meets the following definition: a diversified fund must not, with respect to 75 percent of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5 percent of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10 percent of the outstanding voting securities of one issuer. A “non-diversified” fund is a fund that does not meet the definition of a diversified company.

With respect to Investment Restriction 8 (concentration): In applying its concentration policy to its investments, if any, in other investment companies, a Fund will consider the concentration policies of those other investment companies.

Non-fundamental Investment Restrictions. The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15 percent of that Fund’s net assets;

2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

3. Engage in short sales;

6

4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas, or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;

6. Invest more than 5 percent of total assets in puts, calls, straddles, spreads, or any combination thereof;

7. Invest more than 5 percent of total assets in securities of issuers which, together with any predecessors, have a record of less than three (3) years of continuous operation; or

8. Purchase or retain the securities of any issuer if the officers or Trustees of the Trust or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1 percent of the securities of the issuer or together own beneficially more than 5 percent of the securities of that issuer.

Except as may otherwise be required pursuant to applicable regulatory requirements regarding asset coverage for transactions involving leverage or potential leverage, if any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, with certain adjustments in accordance with applicable legal requirements. The calculation excludes all securities whose remaining maturities at the time of acquisition were one (1) year or less.

For the fiscal year ended December 31, 2023, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 13.19 percent, 19.21 percent, 45.27 percent, 35.55 percent, 38.41 percent, 10.52 percent, 10.51 percent and 7.57 percent, respectively.

For the fiscal year ended December 31, 2022, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 21.12 percent, 37.48 percent, 53.35 percent, 49.76 percent, 35.74 percent, 13.60 percent, 12.96 percent and 10.46 percent, respectively.

Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. Variations in turnover rate may be due to the fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the portfolio manager’s investment outlook. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Disclosure of Portfolio Holdings Policy

The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Trust (the “Policy”). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and are prohibited from trading based on that non-public information. Such service providers include fund accountants, business managers and administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:

●	through disclosure in a copy of a Fund’s latest annual or semi-annual report;
●	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement, or the Board of Trustees has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds’ President or Treasurer and shall be periodically reported to the Board of Trustees.

Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds’ portfolio holdings. The Chief Compliance Officer (“CCO”) is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived, or exceptions made, without the consent of the Board of Trustees. The Board of Trustees has approved this Policy and will review any material changes to this Policy, as well as periodically review categories of persons or entities receiving non-standard disclosure. The Board of Trustees may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined, and its shares are priced, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each Business Day of the Trust. A “Business Day,” which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed).

Valuation of Portfolio Securities — As disclosed in the Prospectus, each Fund’s securities generally are valued at current market prices or, for debt obligations with remaining maturities of 60 days or less, at amortized cost. Securities for which market quotations are not readily available will be valued at fair value as determined by methods approved in good faith by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon that security’s sale.

The following factors, among others, may be considered when determining whether a security is illiquid: the legal or contractual limitations on the transferability or sale of a security, the frequency of trades or quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and the nature of the security and the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The valuation of a particular security depends upon the circumstances related to that security. As a general principle, the valuation will reflect the amount that the Fund would reasonably expect to receive from a knowledgeable purchaser in a current sale. The following methods, among others, may be used when fair valuing securities: multiple of earnings, multiple of book value, discount from market of a similar but freely traded security, purchase price of the security, subsequent private transactions in the security or a related security, or a combination of these methods. The following factors, among others, may be used when fair valuing securities: the fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities, the evaluation of the forces which influence the market in which the securities are purchased and sold, the type of security, financial statements, the cost at date of purchase, the size of the holding, special reports prepared by analysts or others, information as to any transactions or offers with respect to the security, the pricing history of the security, whether any dealer quotes are available, whether recent sales reflect orderly market transactions, and any other factors deemed relevant. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the Investment Adviser or Sub-Adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s “Valuation Designee” in accordance with procedures approved by the Board of Trustees.

7

Pricing Services — The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices.

ADDITIONAL REDEMPTION INFORMATION

Matters Affecting Redemption

A Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1 percent of such Fund’s net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash inadvisable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale.

MANAGEMENT OF THE TRUST

Trustees and Officers

Overall responsibility for management of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Business Manager and Administrator, the Financial Administrator and Fund Accountant, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board of Trustees on Company operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled meetings of the Board of Trustees, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established two standing committees: an Audit Committee and a Nominating and Governance Committee. At least 75 percent of the Trustees are Independent Trustees. The Chairperson of the Board of Trustees is an Independent Trustee. The Independent Chair plays a significant role in helping to set the agenda, presides over Independent Trustee sessions, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Independent Chair, help identify matters for consideration by the Board of Trustees and follow up by management. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that whenever the Chairperson is not deemed to be an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board of Trustees and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including Fund auditors, to review Fund activities; and (vi) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters and (vii) meeting regularly with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board of Trustees, and also may be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full meetings of the Board of Trustees, Audit Committee meetings, and executive sessions of the Independent Trustees.

The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment- related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Company service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating and Governance Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing members of the Board of Trustees. In addition to a demonstrated record of academic, business and/or professional accomplishment, each Trustee holds values that are aligned with the Funds, and has demonstrated personal integrity, sound business judgment and involvement in community, charitable or other activities consistent with the Praxis Stewardship Investing Philosophy. In their service to the Trust, longer-serving Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as a Board of Trustees in the interests of shareholders. Newer Trustees bring additional perspectives that contribute to the effectiveness of the Board of Trustees. The Nominating and Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board of Trustees and individual Trustees is reviewed. In conducting its annual self-assessment, the Nominating and Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. Additional information about Trustee Attributes is contained in the following table, which shows the names of the Trustees and officers of the Trust, their mailing addresses, birth year and their principal occupations during the past five (5) years. Each Trustee serves for an indefinite term until retirement, resignation, removal or death. The Board of Trustees has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board of Trustees (15 years).

8

Independent Trustees

Name, Year of Birth and Address	Position and State Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee
Laura A. Berry c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee since 1/1/17	Retired; Foundation Trustee, Wm Caspar Graustein Memorial Fund (2012 – present); Impact Investment Consultant, Etica Sgr (2015 – present)	8	0
Francis G. Coleman c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Year of Birth: 1954	Trustee since 1/1/23	Retired; Founder/CEO, BeingFrank Consulting (2020 – present); Vice Chair and Executive Vice President, CBIS, Inc. (Christian Brothers Investment Services)(1987 – 2019)	8	0
Andy Dula c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee since 1/1/18	President, EGStoltzfus (2021 – present); Chief Operating and Financial Officer, EGStoltzfus (2012 – 2021)	8	0
Jeffrey K. Landis c/o Everence Capital Management, Inc. 110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Chairperson since 1/1/23, Trustee since 4/28/16	Attorney & Partner, Landis, Hunsberger, Gingrich & Weik, LLP (1994 – present)	8	0
Aimee Minnich c/o Everence Capital Management, Inc. 110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee since 1/1/20	General Counsel & Chief Impact Officer, Impact Investing Charitable Foundation (2015 – present); Entrepreneur in Residence, Farmer School of Business at University of Miami (2019 – 2022)	8	0
Lori Scott c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	Trustee since 1/1/23	Principal, Scott Impact Advisory, LLC (2024 - present); Managing Director, Impact Credit, Lafayette Square (2021 – 2023); Chief Credit Officer, Impact Investments, John D. and Catherine T. MacArthur Foundation (2016 – 2021)	8	0

9

Interested Trustees*

Name, Year of Birth and Address	Position and State Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee
Kenneth D. Hochstetler c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee since 11/14/14	President and CEO of Everence (August 2014 – Present)	8	N/A

*	Mr. Hochstetler is deemed an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochstetler is deemed to be an interested person due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Officers Who Are Not Trustees

Name, Year of Birth and Address	Position with Trust, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Chad M. Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 – present)
Katherine J. Glick Miller 1110 North Main Street Goshen, IN 46528 Year of Birth: 1977	Vice President since 7/1/22	Vice President of Financial Services Operations, Everence (7/1/2022 - present); Retirement Administrator, Everence (October 2019 – June 2022); Designated Principal, Concourse Financial Group Securities, Inc. (October 2020 – present); Tax Associate, Tax Solutions, P.C. (2014-2019).
Trent M. Statczar Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1971	Treasurer since 1/1/09	Director, ACA Group (formerly Foreside Financial Group) (2008 – present)
Rodney L Ruehle Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1968	Chief Compliance Officer since 5/15/15	Director, ACA Group (formerly Foreside Financial Group) (2008 – present)
Jennifer L. Gorham Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1981	Secretary since 7/1/22	Senior Principal Consultant, ACA Group (formerly Foreside Financial Group) (2015 – present)

For the calendar year ended December 31, 2023, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range in Fund Complex
Independent Trustees
Laura A. Berry	Impact Bond Fund	$10,001 - $50,000	$50,001 - $100,000
	Value Index Fund	$10,001 - $50,000
	Small Cap Index Fund	$10,001 - $50,000
	International Index Fund	$10,001 - $50,000
Francis Coleman			$0
Andy Dula	Impact Bond Fund	$10,001 - $50,000	Over $100,000
	Value Index Fund	$10,001 - $50,000
	Growth Index Fund	$10,001 - $50,000
	Small Cap Index Fund	$10,001 - $50,000
	International Index Fund	$10,001 - $50,000
Jeffrey K. Landis	Impact Bond Fund	$10,001 - $50,000	over $100,000
	Value Index Fund	$10,001 - $50,000
	Growth Index Fund	$50,001 - $100,000
	Small Cap Index Fund	$10,001 - $50,000
	International Index Fund	$10,001 - $50,000
Aimee Minnich	Impact Bond Fund	$1 - $10,000	$1 - $10,000
	Value Index Fund	$1 - $10,000
Lori Scott	Impact Bond Fund	$1 - $10,000	$10,001 - $50,000
	Growth Index Fund	$1 - $10,000
	International Index Fund	$1 - $10,000
Interested Trustees
Kenneth D. Hochstetler	Impact Bond Fund	$50,001 - $100,000	Over $100,000
	Value Index Fund	Over $100,000
	Growth Index Fund	Over $100,000
	Small Cap Index Fund	$1 - $10,000
	International Index Fund	$50,001 - $100,000

As of March 29, 2024, the Trust’s Officers and Trustees, as a group, owned less than one percent of the shares of each Fund.

Standing Committees. The Board of Trustees has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

The Audit Committee is comprised solely of those Trustees who are not considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Audit Committee, which met three (3) times during 2023, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Trust and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; (iii) acts as a liaison between the Trust’s independent auditors and the full Board of Trustees; and (iv) takes other appropriate actions consistent with its charter.

10

The Nominating and Governance Committee is comprised of all of the members of the Board of Trustees. The Nominating and Governance Committee, which met two (2) times during 2023, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the principles for consideration by the Board of Trustees; (ii) evaluates the performance of the Board of Trustees and the Trust in light of the governance principles, considers whether improvements or changes are warranted, makes recommendations for any necessary or appropriate changes; and (iii) takes other appropriate actions consistent with its charter.

In addition, the Independent Trustees on the Nominating and Governance Committee (“Independent Members”) are exclusively responsible for identifying, evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Independent Members will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements, which are located on the Trust’s website and available upon request. The Independent Members will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates along with certain additional requirements. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Independent Members to assess the candidate’s qualifications in light of the Committee’s selection guidelines.

Ownership of Securities of Certain Entities. For the calendar year ended December 31, 2023, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, the Sub-Adviser or the Distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor.

For the calendar year ended December 31, 2023, Trustees who are not currently affiliated with the Adviser or the Distributor receive from the Trust compensation, as follows:

●	Each Independent Trustee receives an annual retainer of $12,000.
●	The Chairperson of the Board of Trustees is an Independent Trustee and receives an additional annual retainer of $6,000.
●	The Chairperson of the Audit Committee and of the Nominating and Governance Committee each receive an additional annual retainer of $4,000.
●	The in-person meeting attendance fee is $3,000 per Independent Trustee. The telephonic meeting attendance fee is $1,000 per Independent Trustee.

For the fiscal year ended December 31, 2023, the Trustees received the following compensation from the Trust:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefit Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Independent Trustees
Laura Berry	$26,000	$0	$0	$26,000
Francis Coleman	$26,000	$0	$0	$26,000
Andy Dula	$29,000	$0	$0	$29,000
Jeffrey K. Landis	$31,000	$0	$0	$31,000
Aimee Minnich	$26,000	$0	$0	$26,000
Lori Scott	$26,000	$0	$0	$26,000
Interested Trustees
Kenneth D. Hochstetler	$0	$0	$0	$0

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Foreside Financial Services, LLC received fees from the Trust for acting as distributor. Its affiliate receives fees for providing the Trust’s Chief Compliance Officer and Treasurer and receives fees from the Trust for acting as administrator. Mr. Horning and Ms. Glick Miller are employees of the Adviser and/or its affiliates. The Trust, the Adviser, the Sub-Adviser and the Foreside Financial Group, LLC, on behalf of Foreside Management Services, LLC, have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

Investment Adviser

Investment advisory services are provided to the Funds by Everence Capital Management, Inc. (“Everence Capital Management” or the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, as amended, and renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Funds, as described in the Prospectus. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund as set forth below:

Fund	Percentage of Average Daily Net Assets
Impact Bond Fund	0.40% up to $500 million, and 0.30% over $500 million
International Index Fund	0.50% up to $100 million, and 0.38% over $100 million up to $500 million, and 0.35% over $500 million.
Value Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Growth Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Small Cap Index Fund	0.30% up to $200 million, and 0.20% over $200 million
Genesis Growth Portfolio	0.05%
Genesis Balanced Portfolio	0.05%
Genesis Conservative Portfolio	0.05%

The Adviser has entered into an expense limitation agreement with respect to the Funds in the below table until April 30, 2025, which can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses (excluding acquired fund fees and expenses, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of each Fund to the following percentages of average daily net assets:

Fund	Class A Shares
Small Cap Index Fund	1.10%

11

This Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the Fund’s expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the relevant class of shares to exceed the agreed upon expense limitation shown in the table above or any expense limitation then in effect and the repayment is made within three years after the time in which the Adviser incurred the expense.

The total investment advisory fees earned by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Impact Bond Fund	$2,804,106	$2,561,676	$2,808,025
International Index Fund	$1,653,440	$1,552,303	$1,594,879
Value Index Fund	$1,089,915	$990,473	$964,993
Growth Index Fund	$1,202,818	$1,166,250	$1,126,587
Small Cap Index Fund	$455,649	$462,091	$476,212
Genesis Conservative Portfolio	$12,231	$12,798	$14,284
Genesis Balanced Portfolio	$42,398	$41,921	$46,404
Genesis Growth Portfolio	$47,247	$44,811	$47,239

The total investment advisory fees recouped by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Impact Bond Fund	$—	$—	$—
International Index Fund	$—	$—	$—
Value Index Fund	$—	$—	$—
Growth Index Fund	$—	$—	$—
Small Cap Index Fund	$4,400	$1,075	$97
Genesis Conservative Portfolio	$—	$—	$5,994
Genesis Balanced Portfolio	$—	$—	$—
Genesis Growth Portfolio	$—	$—	$—

The Adviser has retained Aperio Group, LLC (“Aperio” or a “Sub-Adviser”) as investment sub-adviser to the International Index Fund. The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, California 94965. As of December 31, 2023, Aperio managed over $80 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of thirteen one-hundredths of one percent (0.13 percent) of the International Index Fund’s average daily net assets. The total annual minimum compensation will not be less than $100,000. For the fiscal years ended December 31, 2023, 2022 and 2021, the Adviser paid to the Sub-Adviser $483,207.47, $450,779.72 and $464,652.92, respectively.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement and Sub-Advisory Agreement each provide that the Adviser and the Sub- Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or the Sub-Adviser, as applicable, of its duties and obligations thereunder.

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker- dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds or may be made to supplement commissions re- allowed to dealers. For affiliated persons, this compensation may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate and ongoing shareholder services provided by that affiliate to shareholders.

Portfolio Managers

Adviser

Dale Snyder serves as a portfolio manager of the Adviser responsible for the day-to-day management of the Value Index Fund, Growth Index Fund, Small Cap Index Fund, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s, and Genesis Growth Portfolio’s investments. In addition to these six (6) Funds, Mr. Snyder manages two (2) other accounts. The table below indicates the accounts over which Mr. Snyder has day-to-day investment responsibility. All information in the table is as of December 31, 2023. For purposes of the table, “Other Pooled Investment Vehicles” includes other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

Name	Other Accounts Managed by the Portfolio Manager
Dale Snyder	Registered Investment Companies: 0 Other Pooled Investment Vehicles: 2 accounts with total assets of approximately $6.6 million Other Accounts: 0

The two pooled investment vehicles overseen by Mr. Snyder include a growth model folio and value model folio provided exclusively to Folio Institutional, for the use with its clients. These folios have investment objectives similar to the investment objectives of the Growth Index Fund and the Value Index Fund, respectively, but hold significantly fewer securities than the Funds. The folios, or model portfolios, are updated periodically and are provided to Folio Institutional, who may choose to alter the holdings and/or weightings of the securities in the models to suit client needs.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted a Trading Aggregation or “Bunched Trades” Policy and Procedures (the “Trading Policy”) that prohibit unfair trading practices and seek to avoid any conflicts of interests.

●	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.
12

●	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts managed by the Adviser or a Sub-Adviser, as applicable, that are aggregated receive the average share price of all of the transactions executed for the Adviser or Sub-Adviser, as applicable, of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client’s participation in the aggregated transaction.

●	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Trading Policy is designed to address this conflict of interest.

●	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser’s and Sub-Adviser’s Codes of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.

Mr. Snyder is compensated on the basis of a salary for his management of the Value Index Fund, Growth Index Fund, Small Cap Index Fund, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s, and Genesis Growth Portfolio and his role in assisting the Impact Bond Fund managers. Base salary is developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers is: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. There are no deferred compensation plans established for the Adviser’s portfolio managers.

There is no asset growth-based incentive offered to the portfolio manager.

Benjamin Bailey and Chris Woods both serve as portfolio managers of the Adviser responsible for the day-to-day management of the Impact Bond Fund’s investments. Mr. Bailey also serves as a portfolio manager on the Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s, and Genesis Growth Portfolio’s investments. Besides the Impact Bond Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Portfolio, as of December 31, 2023, Mr. Bailey and Mr. Woods managed nine other accounts. The table below indicates as of December 31, 2023, the accounts over which Messrs. Bailey and Woods had day-to-day investment responsibility.

Name	Other Accounts Managed by the Portfolio Manager
Benjamin Bailey	Registered Investment Companies: 0 Other Pooled Investment Vehicles: 0 Other Accounts: 9 accounts with approximately $462.9 million
Chris Woods	Registered Investment Companies: 0 Other Pooled Investment Vehicles: 0 Other Accounts: 9 accounts with approximately $462.9 million

Five of the accounts managed by Mr. Bailey and Mr. Woods include Everence Trust Company accounts, none of which are managed against the Bloomberg U.S. Aggregate Bond Index, which is the established benchmark for the Impact Bond Fund. Mr. Bailey and Mr. Woods also manage one account for the Everence Foundation. The other accounts managed by Mr. Bailey and Mr. Woods include the following: Everence Insurance Company, Everence Federal Credit Union and the Everence Association Inc. Mr. Bailey and Mr. Woods purchase some of the same securities for the Impact Bond Fund and potentially for any of the other accounts managed.

In cases where a portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.

Messrs. Bailey and Woods are compensated on the basis of a salary plus performance bonus for their management of the Impact Bond Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Impact Bond Fund portfolio managers is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) pre- tax performance of the Fund versus its stated benchmark and its Morningstar category peers.

Aperio

The portfolio managers of Aperio primarily responsible for the day-to-day management of the International Index Fund’s investments are Michael Branch, Brian Ko and Annie Tan. In addition, Messrs. Ko and Branch and Ms. Tan manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to- day investment responsibility. All information in the table is as of December 31, 2023.

Name	Other Accounts Managed by the Portfolio Manager
Michael Branch

Registered Investment Companies: 3 with total assets of $251.9 million

Other Pooled Investment Vehicles: 12 with total assets of approximately $2 billion

Other Accounts: 16,157 accounts with total assets of approximately $77.4 billion

Annie Tan

Registered Investment Companies: 3 with total assets of $251.9 million

Other Pooled Investment Vehicles: 12 with total assets of approximately $2 billion

Other Accounts: 16,157 accounts with total assets of approximately $77.4 billion

Brian Ko

Registered Investment Companies: 3 with total assets of $251.9 million

Other Pooled Investment Vehicles: 12 with total assets of approximately $2 billion

Other Accounts: 16,157 accounts with total assets of approximately $77.4 billion

13

Aperio manages accounts for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing accounts are required to be applied consistently across all accounts. Specifically, Aperio manages all accounts separately and transacts only in seasoned liquid securities and does not participate in Initial Public Offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple accounts. In addition, Aperio does not receive incentive-based fees on any account.

The prioritizing of when accounts are traded is determined by the requirements of each account, including, for example, the need to manage cash flows into and out of an account, reinvest cash from income and corporate actions, tax considerations, changes in account composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when an account is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Aperio seeks to provide a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution and are awarded annually. In addition, the firm provides additional long- term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

The following table sets forth the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager*
Dale Snyder	Value Index Fund: $10,001 - $50,000 Growth Index Fund: $10,001 - $50,000 Small Cap Index Fund: $10,001 - $50,000
Benjamin Bailey	Impact Bond Fund: $50,001 - $100,000
Chris Woods	Impact Bond Fund: $1 - $10,000
Michael Branch	International Index Fund: None
Annie Tan	International Index Fund: None
Brian Ko	International Index Fund: None

Portfolio Transactions

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Adviser or a Sub-Adviser, as appropriate, determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, and the Sub-Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

The selection of a broker or dealer to execute portfolio transactions is made by the Adviser or the appropriate Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms’ fundamental, quantitative, and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser or the Sub-Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or the Sub-Adviser in carrying out their obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.

While the Adviser and the Sub-Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

Total brokerage commissions paid for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Impact Bond Fund	$0	$0	$0
International Index Fund	$65,158	$122,937	$133,876
Value Index Fund	$27,040	$23,262	$20,681
Growth Index Fund	$15,572	$24,618	$5,546
Small Cap Index Fund	$43,228	$44,243	$35,797
Genesis Conservative Portfolio	$0	$0	$0
Genesis Balanced Portfolio	$0	$0	$0
Genesis Growth Portfolio	$0	$0	$0

*	No commissions were paid to any affiliate of the Funds, the Adviser or Aperio.

Except as permitted by applicable laws, rules and regulations, neither the Adviser nor the Sub-Adviser will, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, and will not give preference to the Adviser’s or the Sub-Adviser’s affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub- Adviser. Any such other fund, investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made by the Adviser or a Sub-Adviser at substantially the same time on behalf of a Fund and either another Fund or another investment company or account managed by the Adviser or Sub- Adviser, the transaction will generally be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as appropriate, believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. Prices received by one of the advisory firms will not necessarily be the same as those received by the other firms. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or for other investment companies or accounts managed by it in order to obtain best execution. In making investment recommendations for the Funds, neither the Adviser nor the Sub- Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, the Sub-Adviser or their parents, subsidiaries or affiliates, and, in dealing with its customers, neither the Adviser, the Sub-Adviser, nor their parents, subsidiaries or affiliates will inquire or take into consideration whether securities of such customers are held by the Funds.

14

Business Manager and Administrator

Foreside Management Services, LLC (“Foreside”), serves as the Trust’s business manager and administrator. Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Chief Compliance Officer, Anti- Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the meeting preparation process of the Board of Trustees; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Effective March 1, 2016, pursuant to the terms of the Master Services Agreement between Foreside and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides various administrative and fund accounting services to the Fund, which include (i) computing the Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing the Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for the Fund.

For the fiscal years ended December 31, 2021, 2022 and 2023, each Fund paid Foreside a monthly administrative service fee based on its average daily net assets, plus out- of-pocket expenses. Foreside received the following administrative fees for the last fiscal year:

Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Impact Bond Fund	$333,199	$305,605	$339,135
International Index Fund	$162,268	$155,492	$158,520
Value Index Fund	$193,021	$175,931	$168,478
Growth Index Fund	$217,519	$215,027	$204,101
Small Cap Index Fund	$65,872	$68,540	$69,965
Genesis Conservative Portfolio	$7,333	$7,677	$8,568
Genesis Balanced Portfolio	$25,423	$25,146	$27,841
Genesis Growth Portfolio	$28,331	$26,884	$27,570

Transfer Agent

U.S. Bank Global Fund Services (“U.S. Bank”), P.O. Box 701, Milwaukee, WI 53201-0701, serves as the transfer agent of the Trust’s shares. As transfer agent, U.S. Bank maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchase and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, U.S. Bank receives a monthly per account fee from the Trust, plus out-of-pocket expenses.

Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s principal underwriter for the distribution of shares of the Funds. The Distributor continually distributes shares of the Funds on a best effort’s basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

The total front-end sales charges received and subsequently re-allowed to other parties by the Distributor on behalf of the Funds for the last three (3) fiscal years are as follows:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Impact Bond Fund
Class A
Front-end Sales Charges Received by Distributor	$1,771	$3,324	$5,549
Front-end Sales Charges Re-allowed to other Dealers	$8,574	$12,301	$25,150
International Index Fund
Class A
Front-end Sales Charges Received by Distributor	$551	$967	$925
Front-end Sales Charges Re-allowed to other Dealers	$3,194	$4,969	$5,345
Value Index Fund
Class A
Front-end Sales Charges Received by Distributor	$3,025	$2,143	$2,688
Front-end Sales Charges Re-allowed to other Dealers	$19,056	$11,214	$13,478
Growth Index Fund
Class A
Front-end Sales Charges Received by Distributor	$11,653	$11,753	$12,879
Front-end Sales Charges Re-allowed to other Dealers	$76,888	$74,580	$78,438

15

Small Cap Index Fund
Class A
Front-end Sales Charges Received by Distributor	$693	$791	$727
Front-end Sales Charges Re-allowed to other Dealers	$3,653	$4,216	$3,519
Genesis Conservative Portfolio
Class A
Front-end Sales Charges Received by Distributor	$5,657	$7,450	$7,916
Front-end Sales Charges Re-allowed to other Dealers	$28,898	$44,210	$50,735
Genesis Balanced Portfolio
Class A
Front-end Sales Charges Received by Distributor	$32,041	$23,148	$28,222
Front-end Sales Charges Re-allowed to other Dealers	$165,862	$145,804	$175,013
Genesis Growth Portfolio
Class A
Front-end Sales Charges Received by Distributor	$34,218	$30,847	$33,707
Front-end Sales Charges Re-allowed to other Dealers	$221,518	$215,005	$233,992

As described in the Prospectus, the Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares offered by the Funds in order to pay for distribution related activities. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund’s assets attributable to Class A Shares, and up to 0.25 percent of these fees may be used for general distribution purposes and up to 0.25 percent may be used as a “service fee” as defined under applicable FINRA rules. The Trustees have currently authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Below are the amounts paid under the Plans for the identified goods and services during the fiscal year ended December 31, 2023:

Impact Bond Fund
Class A
Amounts Remitted to Non-Affiliated Broker-Dealers for Distribution Services (“Distribution Services”)	$60,644
Amounts Retained by Distributor for Distributor Services (“Distributor Services”)/Net of Returned 12b-1’s ($28)	$13,847
International Index Fund
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$14,819
Distributor Services	$12,727
Value Index Fund
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$50,118
Distributor Services	$20,690
Growth Index Fund
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$175,175
Distributor Services	$2,367
Small Cap Index Fund
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$12,831
Distributor Services	$78
Genesis Conservative Portfolio
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$58,568
Distributor Services	$1,226
Genesis Balanced Portfolio
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$205,198
Distributor Services	$889
Genesis Growth Portfolio
Class A
Payments to Non-affiliated Broker Dealers for:
Distribution Services	$229,021
Distributor Services / Net of Returned 12b-1’s ($17)	$1,024

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

16

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, distribution plan expenses (“Rule 12b-1 fees”) and shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12b-1 fees, and payments to financial intermediaries as discussed above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one- time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g. , individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; I firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; (g) providing other distribution-related or asset retention services; and (h) with respect to affiliated persons only, health benefits and deferred compensation.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2023 the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above: Ameriprise, T.D. Ameritrade, Ascensus, Charles Schwab & Co., CUNA, Fidelity, LPL, Merrill Lynch, Pershing, Principal, Raymond James, TIAA, UBS, U.S. Bank and Wells Fargo.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2023 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of: (a) occasional gifts; (b) occasional meals, tickets, or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Custodian

U.S. Bank National Association (“U.S. Bank”), 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) to the Trust pursuant to the Custody Agreement between the Trust and the Custodian (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting income on each Fund’s investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into sub-custodial agreements for the holding of each Fund’s foreign securities.

Unless sooner terminated, the Custody Agreement will continue in effect until terminated by the Trust upon 90 days’ advance written notice to other party.

SECURITIES LENDING AGENT

U.S. Bank National Association, (“U.S. Bank”) serves as the securities lending agent to the Funds. As the securities lending agent, U.S. Bank is responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Agreement. U.S. Bank acts as agent to the Funds to lend available securities with any person on its list of approved borrowers. U.S. Bank determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. U.S. Bank ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to U.S. Bank. U.S. Bank receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. U.S. Bank marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, U.S. Bank returns the collateral to the borrower upon the return of the loaned securities to U.S. Bank. U.S. Bank, on behalf of each Fund, invests cash collateral into a registered investment company sponsored by U.S. Bank (the "Acquired Fund"). The Acquired Fund is available only through a private placement and is not available to the general public. U.S. Bank maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. U.S. Bank performs compliance monitoring and testing of the securities lending program and provides quarterly report to the Funds’ Board of Trustees.

The Funds earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year:

Fees and/or compensation for securities lending activities and related
	Gross Income From Securities Lending Activities	Fees paid to Securities Lending Agent from Revenue Split	Fees paid for any Cash Collateral Management Services	Administration Fees not included in Revenue Split	Identification Fees not included in Revenue Split	Rebates (paid to Borrowers)	Other Fees Not Included in Revenue Split	Aggregate Fees for Securities Lending Services	Net Income From Securities Lending Activities
Impact Bond Fund	$1,107,784.74	$(24,895.16)	$(6,271.38)	-	-	$(1,001,925.49)	-	$(1,033,092.03)	$74,692.71
International Index Fund	$2,206,573.11	$(116,254.54)	$(11,700.43)	-	-	$(1,729,810.42)	-	$(1,857,765.39)	$348,807.72
Value Index Fund	$1,279,831.13	$(13,536.49)	$(7,234.72)	-	-	$(1,218,444.01)	-	$(1,239,215.22)	$40,615.91
Growth Index Fund	$1,016,178.17	$(10,408.44)	$(5,774.78)	-	-	$(968,770.31)	-	$(984,953.53)	$31,224.64
Small Cap Index Fund	$1,736,387.23	$(21,497.12)	$(9,733.60)	-	-	$(1,640,656.42)	-	$(1,671,887.14)	$64,500.09

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., with principal offices at 342 N. Water Street, Suite 830, Milwaukee, WI 53202 serves as the independent registered public accounting firm for the Funds.

17

Legal Counsel

Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust and its Independent Trustees.

ADDITIONAL INFORMATION

Description of Shares

The Trust was organized on September 30, 1993 as a Delaware statutory trust. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share (the “Shares”). The Trust presently has 8 separate investment portfolios (or series) of Shares. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide or re-divide any unissued Shares of the Trust into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non- assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. however, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to each Fund separately.

Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of: (a) 67 percent or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50 percent of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy; or (b) the holders of more than 50 percent of the outstanding votes of Shareholders of that Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibility for voting proxies relating to each Fund’s portfolio securities to the Adviser, in accordance with the Funds’ proxy voting policies and procedures and subject to the Board of Trustee’s continuing oversight. Under this delegate authority, the Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling (800) 977-2947 or is available on the Praxis Mutual Funds website and on the SEC’s website at www.sec.gov.

Additional Tax Information

The following is a general discussion only, as of the date of this SAI, which is subject to change. It does not constitute tax advice.

Taxation of the Funds. Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50 percent of the market value of the Fund’s assets is represented by cash and cash items (including receivables) , U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5 percent of the value of the Fund’s total assets and not greater than 10 percent of the outstanding voting securities of such issuer; and (ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute an amount at least equal to the sum of 90 percent of its investment company taxable income (which includes, among other items, dividends, interest and net short- term capital gains in excess of net long-term capital losses) and 90 percent of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of: (1) 98 percent of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) 98 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders) , and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s earnings and profits.

Distributions. Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of income from either the Value Index Fund’s, Growth Index Fund’s, Small Cap Index Fund’s, International Index Fund’s, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s or Genesis Growth Portfolio’s income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction (provided that certain holding period and other requirements are met). A portion of the dividends received by individual Shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s Shares, and are not eligible for the dividends-received deduction.

For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

18

Medicare Tax. An additional 3.8 percent Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4 percent excise tax.

Some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options in which a Fund may invest are “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short- term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of shareholders. In order to avoid the payment of federal income tax, the Fund may be required to distribute such income to shareholders, to whom it will be taxable.

Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Fund of Funds Risk. Each of the Genesis Portfolios will not be able to offset gains realized by one underlying fund in which such Fund invests against losses realized by another underlying fund in which such Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to such Fund. The use of the fund- of- funds structure by the Genesis Portfolios could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock (“PFIC shares”). The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

19

Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which will be long-term or short- term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where: (1) the shareholder incurs a sales load in acquiring the Shares of the Fund; (2) the Shares are disposed of before the 91st day after the date on which they were acquired; and (3) the shareholder subsequently acquires Shares in the Fund or another regulated investment company before January 31 of the calendar year following the calendar year in which the original stock is disposed of and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund Shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund Shares.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in, first-out or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50 percent of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50 percent of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both) . It is expected that, in certain years, the International Index Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the International Index Fund.

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign shareholder generally are subject to U.S. withholding tax at a rate of 30 percent (unless the tax is reduced or eliminated by an applicable treaty). For taxable years beginning before January 1, 2015 (unless further extended by Congress) , properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

The Funds are required to withhold U.S. tax (at a 30 percent rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Foreign shareholders may be subject to U.S. estate tax with respect to their shares of a Fund. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after December 31, 2010 may get carried forward indefinitely and retain their character as short-term and/or long- term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward eight years and treated as short- term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2023, the following Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes.

Post-Enactment Capital Loss Carry Forwards Not Subject to Expiration:

	Short Term CLCF	Long Term CLCF
Impact Bond Fund	$2,181,356	$8,335,179
International Index Fund	$39,214,676	$470,754
Small Cap Index Fund	$9,983,265	$1,753,086

A Fund cannot carry back or carry forward any net operating losses.

Other Taxation. The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Principal Shareholders

As of March 31, 2024, the following persons held beneficially or of record 5 percent or more of the outstanding shares of the Funds.

Name of Fund	Shareholder Name	Address	Percentage Owned
Impact Bond Fund Class A	Charles Schwab & Co. Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	24.59%
Impact Bond Fund Class I	MMATCO LLP Nominee for MMA Trust Company	P O Box 483 1110 N Main St Goshen IN 46527-0483	21.17%

20

	Empower Trust fbo Mennonite Retirement Trust	c/o Fascore LLC 8515 E. Orchard Rd 2T2 Greenwood Village, CO 80222-5003	11.40%
	Mennonite Foundation	P O Box 483 Goshen IN 46527-0483	8.68%
	Charles Schwab & Co. Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7.70%
	LPL Financial Omnibus Customer Account	Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	5.69%
International Index Fund Class A	Charles Schwab & Co. Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	44.69%
International Index Fund Class I	MMATCO LLP Nominee for MMA Trust Company	P O Box 483 1110 N Main St Goshen IN 46527-0483	37.24%
	Empower Trust fbo Mennonite Retirement Trust	C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	21.21%
	Mennonite Foundation	P O Box 483 Goshen IN 46527-0483	11.61%
	Everence Capital Management Inc. fbo MMA Praxis Growth Allocation Portfolio	P O Box 483 Goshen IN 46527-0483	6.35%
	Charles Schwab & Co. Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.21%
Value Index Fund Class A	Charles Schwab & Co Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	30.45%

Value Index Fund Class I	Empower Trust fbo Mennonite Retirement Trust	C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	11.63%
	MMATCO LLP Nominee for MMA Trust Company	P O Box 483 1110 N Main St Goshen IN 46527-0483	11.50%
	Charles Schwab & Co. Inc. Special Custody a/c fbo Customers	Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	9.83%
Growth Index Fund Class I	Empower Trust fbo Mennonite Retirement Trust	C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	15.84%
	MMATCO LLP Nominee for MMA Trust Company	P O Box 483 1110 N Main St Goshen IN 46527-0483	13.77%
	Charles Schwab & Co Inc. Special Custody A/C fbo Customers	Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	8.52%
	LPL Financial Omnibus Customer Account	Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	5.84%
	Mennonite Foundation	PO Box 483 Goshen, IN 46527-0483	5.20%
Small Cap Index Fund Class I	MMATCO LLP Cust fbo Nominee for MMA Trust Company	PO Box 483 1110 N. Main Street Goshen, IN 46527-0483	37.77%
	Empower Trust fbo Mennonite Retirement Trust	C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	20.78%
	Mennonite Foundation	PO Box 483 Goshen, IN 46527-0483	10.47%
	Everence Capital Management Inc. fbo MMA Praxis Growth Allocation Portfolio	P O Box 483 Goshen IN 46527-0483	9.88%
	Everence Capital Management Inc. fbo MMA Praxis Balanced Allocation Portfolio	P O Box 483 Goshen IN 46527-0483	5.69%

*	A party holding in excess of 25 percent of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.
21

Miscellaneous

The Funds may include information in their Annual Reports and Semiannual Reports to Shareholders that: (1) describes general economic trends; (2) describes general trends within the financial services industry or the mutual fund industry; (3) describes past or anticipated portfolio holdings for a Fund within the Trust; or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals, however such a meeting will be held if less than a majority of current Trustees have been elected by shareholders. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10 percent of the outstanding votes of the Trust entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Trust has the power to remove one or more Trustees.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

22

The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2023 for the Impact Bond Fund, International Index Fund, Value Index Fund, Small Cap Index Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio, including notes thereto, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, thereon are included in the Funds’ most recent Annual Report to Shareholders (and are incorporated by reference into this SAI) . Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

ADDITIONAL INDEX INFORMATION

The “S&P 500 Index”, “S&P 500 Value Index”, “S&P Growth Index” and the and the “S&P Small Cap 600 Index” are each a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s®, S&P® and S&P 500®, and has been licensed for use by Everence Financial. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Standard & Poor’s®, S&P® and S&P 500® is a trademark of Standard & Poor’s®, S&P® and S&P 500®. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Everence Financial. Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Standard & Poor’s®, S&P® and S&P 500®. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® make any representation or warranty, express or implied, to the owners of the Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis Growth Index Fund, Praxis Value Index Fund or the Praxis Small Cap Index Fund particularly or the ability of the S&P 500 Index, S&P 500 Value Index, S&P Growth Index, or S&P Small Cap 600 Index to track general market performance. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® only relationship to Everence Financial with respect to the S&P 500 Index, S&P 500 Value Index, S&P Growth Index or S&P SmallCap 600 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index, S&P 500 Value Index, S&P Growth Index, and S&P Small Cap 600 Index are each determined, composed and calculated by S&P Dow Jones Indices or Standard & Poor’s®, S&P® and S&P 500® without regard to Everence Financial or the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation to take the needs of Everence Financial or the owners of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund into consideration in determining, composing or calculating the S&P 500 Index, S&P 500 Value Index, S&P Growth Index, or S&P SmallCap 600 Index. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® are responsible for and have not participated in the determination of the prices, and amount of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund or the timing of the issuance or sale of the Praxis Growth Index Fund, Praxis Value Index Fund, or Praxis Small Cap Index Fund or in the determination or calculation of the equation by which the Praxis Growth Index Fund, Praxis Value Index Fund, and Praxis Small Cap Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation or liability in connection with the administration, marketing or trading of the Praxis Growth Index Fund, Praxis Value Index Fund or Praxis Small Cap Index Fund. There is no assurance that investment products based on the S&P 500 Index or S&P 500 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR STANDARD & POOR’S®, S&P® AND S&P 500® GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 500 VALUE INDEX, S&P GROWTH INDEX, S&P SMALLCAP 600 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY EVERENCE FINANCIAL, OWNERS OF THE PRAXIS GROWTH INDEX FUND, PRAXIS VALUE INDEX FUND, OR PRAXIS SMALL CAP INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 500 VALUE INDEX, S&P GROWTH INDEX, OR S&P SMALLCAP 600 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR STANDARD & POOR’S®, S&P® AND S&P 500® BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND EVERENCE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Praxis International Index Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of the Praxis International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis International Index Fund in particular or the ability of the Morningstar® Global ex-US Target Market Exposure NR USD Index℠ to track general stock market performance. Morningstar’s only relationship to Everence Capital Management, Inc. is the licensing of certain trademarks, service marks, and service names of Morningstar and of the Morningstar® Global ex-US Target Market Exposure NR USD Index℠ which is determined, composed and calculated by Morningstar without regard to Everence Capital Management, Inc. or the Praxis International Index Fund. Morningstar has no obligation to take the needs of Everence Capital Management, Inc. or the owners of Praxis International Index Fund into consideration in determining, composing or calculating the Morningstar® Global ex-US Target Market Exposure NR USD Index℠. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Praxis International Index Fund or the timing of the issuance or sale of the Praxis International Index Fund or in the determination or calculation of the equation by which the Praxis International Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Praxis International Index Fund.

MORNINGSTAR, INC., EXPRESSLY DISCLAIMS ANY WARRANTY AROUND THE ACCURACY, COMPLETENESS AND/OR TIMELINESS OF THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEX℠ OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY EVERENCE CAPITAL MANAGEMENT, INC., OWNERS OR USERS OF THE PRAXIS INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEX℠ OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESSOR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR® GLOBAL EX-US TARGET MARKET EXPOSURE NR USD INDEX℠ OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

23

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps Credit Rating Co. (“Duff & Phelps”) for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

“Duff 1+” — Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” — Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

A-1

“Duff 1-” — Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff-2” — Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff 3” — Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“Duff 4” — Debt possesses speculative investment characteristics.

“Duff 5” — Issuer has failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc. (“Fitch”) short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-l+” — Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+.”

“F-2” — Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-l+” and “F-1” categories.

“F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

“D” — Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non- banks; non United States banks; and broker- dealers. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” — This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

“A1 +”— Obligations are supported by the highest capacity for timely repayment.

“A2” — Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

“A3” — Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

“B” — Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

“C” — Obligations have an inadequate capacity to ensure timely repayment.

“D” — Obligations have a high risk of default or are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by S&P for corporate and municipal debt:

“AAA” — This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“CI” — This rating is reserved for income bonds on which no interest is being paid.

“D” — Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-2

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” — Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” — Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” — Debt possesses below average protection factors, but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD,” and “DP” — Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with divided arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+.”

“A” — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “C,” “DDD,” “DD,” and “D” — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA” — Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

“AA” — Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

“A” — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB” — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

A-3

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts, and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high category.

“AA” — This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest

“A” — This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” — This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC” — These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “PB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” — This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) — The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

A-4

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1)	Certificate of Trust was filed with the Registrant’s initial Registration Statement on September 30, 1993 and is incorporated by reference herein.

(2)	Certificate of Amendment to Certificate of Trust filed with the State of Delaware on December 28, 1993, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(3)	Certificate of Amendment to Certificate of Trust filed with the State of Delaware on April 25, 2006, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(4)	Certificate of Amendment to the Certificate of Trust filed with the State of Delaware on May 18, 2017, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(5)	Amended and Restated Agreement and Declaration of Trust effective as of February 24, 2018, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(b) (1)	By-Laws of the Registrant effective as of May 11, 2017, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(c)	Certificates for Shares are not issued. Articles III and V of the Registrant’s Declaration of Trust define rights of holders of Shares.

(d) (1)	Investment Advisory Agreement between the Registrant and Everence Capital Management, Inc. (f/k/a Menno Insurance Service, Inc. d.b.a. MMA Capital Management) dated January 3, 1994, was filed with the Registrant’s initial Registration Statement on September 30, 1993 and is incorporated by reference herein.

(2)	Amendment to the Investment Advisory Agreement dated May 29, 2015 was filed in Post-Effective Amendment No. 47 to the Registration Statement filed on April 27, 2016 and incorporated by reference herein.

(3)	Schedule A to the Investment Advisory Agreement dated January 1, 2021 was filed in Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2021 and incorporated by reference herein.

(4)	Schedule A to the Investment Advisory Agreement dated January 1, 2024, which is filed herewith.
(5)	Expense Limitation Agreement dated April 30, 2024 between the Registrant and Everence Capital Management, Inc. (with respect to the Small Cap Fund), which is filed herewith.

(6)	Investment Sub-Advisory Agreement dated May 1, 2021 between Everence Capital Management, Inc. and Aperio Group, LLC (with respect to Praxis International Index Fund), was filed in Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2021 and incorporated by reference herein.

(e) (1)	Distribution Agreement between the Registrant and BHIL Distributors, LLC dated November 12, 2016 was filed in Post-Effective Amendment No. 49 to the Registration Statement filed on March 1, 2017 and incorporated by reference herein.

(2)	Novation of Distribution Agreement between Registrant and BHIL Distributors, LLC, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(3)	Novation of Distribution Agreement between Registrant and Foreside Financial Services, was filed in Post-Effective Amendment No. 60 to the Registration Statement on April 30, 2022 and incorporated by reference herein.

(4)	Distribution Services Agreement between Everence Capital Management, Inc. and BHIL Distributors, LLC dated November 12, 2016, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(5)	Novation of Distribution Services Agreement between Everence Capital Management, Inc. and Foreside Financial Services (f/k/a BHIL Distributors, LLC) was filed in Post-Effective Amendment No. 60 to the Registration Statement on April 30, 2022 and incorporated by reference herein.

(6)	Form of Standard Dealer Agreement was filed in Post-Effective Amendment No. 50 to the Registration Statement on April 28, 2017 and incorporated by reference herein.

(f)	Not Applicable.

(g)	Custody Agreement dated November 26, 2018 between the Registrant and U.S. Bank National Association, was filed in Post-Effective Amendment No. 54 to the Registration Statement filed on April 30, 2019 and incorporated by reference herein.

(h) (1)	Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services dated November 26, 2018 was filed in Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2020 and incorporated by reference herein.

(2)	Services Agreement for Trust and Regulatory Governance effective as of March 1, 2016 between Registrant and Beacon Hill Fund Services, Inc., was filed in Post-Effective Amendment No. 47 to the Registration Statement filed on April 27, 2016 and incorporated by reference herein.

(3)	Consent to Assignment of Services Agreement between Registrant and Beacon Hill Fund Services, Inc. for the Assignment of the Services Agreement for Trust and Regulatory Governance between Registrant and Beacon Hill Fund Services, Inc., to Foreside Financial Group, LLC, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(4)	First Amendment to Services Agreement dated November 1, 2019 was filed in Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2020 and incorporated by reference herein.

(5)	Master Services Agreement dated March 1, 2016 between Ultimus Fund Solutions and Beacon Hill Fund Services, Inc. on behalf of the Registrant, including the Consent to Assignment of Services Agreement dated June 24, 2016, both of which were filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(6)	First Amendment to Master Services Agreement dated November 2, 2016 between Ultimus Fund Solutions and Foreside Management Services, LLC on behalf of the Registrant, which was filed in Post-Effective Amendment No. 57 to the Registration Statement filed on April 29, 2020 and incorporated by reference herein.

(7)	Second Amendment to Master Services Agreement dated November 1, 2019 was filed in Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2020 and incorporated by reference herein.

(8)	Third Amendment to Master Services Agreement dated January 1, 2020 was filed in Post-Effective Amendment No. 57 to the Registration Statement filed on April 29, 2020 and incorporated by reference herein.

(9)	Securities Lending Agreement between US Bank National Association and Registrant on behalf of the Funds, dated December 31, 2020 was filed in Post-Effective Amendment No. 60 to the Registration Statement on April 30, 2022 and incorporated by reference herein.

(i)	Legal Opinion which is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm which is filed herewith.

(k)	Not Applicable.

(l)	Letters concerning Initial Capital was filed in Pre-Effective Amendment No. 2 to the Registration Statement on December 28, 1993, and incorporated by reference herein.

(m) (1)	Amended and Restated Distribution and Service Plan – Class A Shares, effective February 28, 2017, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(n)	(1)	Amended and Restated Rule 18f-3 Plan dated January 1, 2017, was filed in Post-Effective Amendment No. 52 to the Registration Statement on April 30, 2018 and incorporated by reference herein.

(o)		Reserved.

(p)	(1)	Code of Ethics effective as of May, 2000 of the Praxis Mutual Funds was filed in Post-Effective Amendment No. 13 to the Registration Statement filed on April 30, 2001 and incorporated by reference herein.

(2)	Code of Ethics effective as of June 26, 2017 of Everence Capital Management was filed in Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2020 and incorporated by reference herein.

(3)	Code of Ethics of Aperio Group, LLC effective as of September 17, 2019 was filed in Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2020 and incorporated by reference herein.

(4)	Code of Ethics of Foreside Financial Group, LLC effective as of December, 2022 was filed in Post-Effective Amendment No. 61 to the Registration Statement filed on May 1, 2023 and incorporated by reference herein.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 30.	Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser and their Officers and Directors

ADVISER

The business of the Adviser is summarized under “MANAGEMENT OF THE COMPANY Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-36323) and is hereby incorporated herein by reference thereto.

Aperio Group, LLC

The information required by this item with respect to Aperio Group, LLC (“Aperio”) is incorporated by reference to the Form ADV (File No. 801- 57184) of Aperio. Aperio provides investment management services to investment companies, foundations, pension plans, and high net worth individuals. Aperio is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly traded company. The principal business address is Three Harbor Drive, Suite 315, Sausalito, CA 94965.

The Directors and Principal Executive Officers of Aperio are:

Charles Choon Sik Park, Chief Compliance Officer

Joseph Devico, Managing Director

Jaime Tolle Snoy, Managing Director

Ran Leshem, Managing Director

Item 32(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Advisers Investment Trust
6.	AG Twin Brook Capital Income Fund
7.	AltShares Trust
8.	American Beacon Select Funds
9.	Aristotle Funds Series Trust
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Constitution Capital Access Fund, LLC
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	FMI Funds, Inc.
18.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
19.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.	Inspire International ETF, Series of Northern Lights Fund Trust IV
26.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Tactical Balanced ETF, Series of the Northern Lights Fund Trust IV
28.	Macquarie Energy Transition ETF, Series of Macquarie ETF Trust
29.	Macquarie Global Listed Infrastructure ETF, Series of Macquarie ETF Trust
30.	Macquarie Tax-Free USA Short Term ETF, Series of Macquarie ETF Trust
31.	Meketa Infrastructure Fund
32.	Nomura Alternative Income Fund
33.	PPM Funds

34.	Praxis Mutual Funds
35.	Primark Private Equity Investments Fund
36.	Rimrock Funds Trust
37.	SA Funds – Investment Trust
38.	Sequoia Fund, Inc.
39.	Simplify Exchange Traded Funds
40.	Siren ETF Trust
41.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
42.	TCW ETF Trust
43.	Zacks Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 1110 North Main Street, Goshen, IN 46528. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant’s investment advisors and custodians.

Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528
Ultimus Fund Solutions 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Foreside Financial Services, LLC Foreside Management Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 041001

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goshen and State of Indiana, on the 29th day of April, 2024.

PRAXIS MUTUAL FUNDS

/s/ Chad M. Horning
Chad M. Horning, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 62 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Chad M. Horning	President	April 29, 2024
Chad M. Horning
(Principal Executive Officer)

/s/ Trent M. Statczar	Treasurer	April 29, 2024
Trent M. Statczar
(Principal Financial Officer & Principal Accounting Officer)

/s/ Kenneth D. Hochstetler	Trustee	April 29, 2024
Kenneth D. Hochstetler

* Laura A. Berry	Trustee	April 29, 2024

*Francis Coleman	Trustee	April 29, 2024

* Andy Dula	Trustee	April 29, 2024

* Jeffrey K. Landis	Chairperson and Trustee	April 29, 2024

*Aimee Minnich	Trustee	April 29, 2024

* Lori Scott	Trustee	April 29, 2024

/s/ Anthony Zacharski		April 29, 2024
Anthony Zacharski
*Attorney-in-fact

*	Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit Number			Description
28	(d)	(4)	Schedule A to the Investment Advisory Agreement
		(5)	Expense Limitation Agreement
	(i)		Legal Opinion
	(j)		Auditor’s Consent